Exhibit 99.2

Supplemental **Disclosure**

Quarter ended December 31, 2020

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2020

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Supplemental COVID-19 Disclosure	11
Same Property NOI Analysis	13
Capital Expenditures	14
Capitalization, Liquidity & Debt Ratios	15
Debt Overview	16
Summary of Outstanding Debt	17
Covenant Disclosure	18
Investment Summary
Acquisitions	20
Dispositions	21
Anchor Space Repositioning Summary	22
Outparcel Development Summary	24
Redevelopment Summary	25
Future Redevelopment Opportunities	28
Portfolio Summary
Portfolio Overview	30
Portfolio Composition	31
Merchandise Mix Composition	32
Top Forty Retailers Ranked by ABR	33
New & Renewal Lease Summary	34
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	35
Lease Expiration Schedule	36
Properties by Largest US MSAs	37
Largest MSAs by ABR	39
Properties by State	42
Property List	43

Note: Financial and operational information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpropertygroup and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Currently, one of the most significant factors that could cause actual outcomes to differ materially from forward-looking statements is the adverse effect of the current pandemic of the novel coronavirus, or COVID-19, or any mutations thereof, on the financial condition, operating results and cash flows of the Company, the Company’s tenants, the real estate market, the global economy and the financial markets. The COVID-19 pandemic has impacted us and our tenants significantly, and the extent that it continues to impact the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the speed and effectiveness of vaccine and treatment developments and deployment, potential mutations of COVID-19, including SARS-CoV-2 and the response thereto, the direct and indirect economic effects of the pandemic and containment measures, and the potential for changes in consumer behavior to be sustained, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended December 31, 2020

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) calculated in accordance with GAAP excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets and (ii) impairment write-downs of certain real estate assets. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of above- and below-market leases and tenant inducements, net and (iii) straight-line ground rent expense. EBITDA, EBITDAre, Adjusted EBITDA and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures calculated to reflect each measure on the same basis.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions and tenant specific landlord work. For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of above-and below-market leases and tenant inducements, net and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Redevelopment Stabilization	New Development and Redevelopment projects are deemed stabilized upon reaching approximately 90% billed occupancy of the impacted space. New Development and Redevelopment projects are included in the operating portfolio upon the earlier of (i) reaching approximately 90% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread
Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread
Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 1

GLOSSARY OF TERMS

Term	Definition

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of Same Property NOI to net income is provided on page 13. Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:
		Three Months Ended 12/31/20	Twelve Months Ended 12/31/20
	Total properties in Brixmor Property Group portfolio	393	393
	Acquired properties excluded from Same Property NOI	—	(2)
	Additional exclusions	(5)	(7)
	Same Property NOI pool	388	384

	In addition, two outparcels acquired in 2020 are excluded from the Same Property NOI pool for the three months ended December 31, 2020 and 2019, and three outparcels acquired in 2020 and 2019 are excluded from the Same Property NOI pool for the twelve months ended December 31, 2020 and 2019. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool. Additional exclusions for the three months ended December 31, 2020 and 2019 include five properties that were subject to partial dispositions in 2020 and 2019. Additional exclusions for the twelve months ended December 31, 2020 and 2019 include seven properties that were subject to partial dispositions in 2020 and 2019.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

COVID-19

The Company expects the economic impact of the novel strain of coronavirus (“COVID-19”) to continue to adversely impact operating results for 2021. Portfolio data presented in the Supplemental Disclosure for the quarter ended December 31, 2020 reflects the contractual obligations of tenants. Due to COVID-19, there is inherent uncertainty as it relates to the Company’s reinvestment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields. For additional information refer to Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 11, 2021.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as interest expense, federal and state taxes, and depreciation and amortization. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of above- and below-market leases and tenant inducements, net, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance.

• NAREIT FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that NAREIT FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI
Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization and corporate level expenses (including general and administrative). The Company believes Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	12/31/20	12/31/19	12/31/20	12/31/19
Total revenues (page 6)	$ 269,410	$ 293,149	$ 1,053,266	$ 1,168,258
Net income (page 6)	24,404	62,059	121,173	274,773
Net income per diluted share (page 6)	0.08	0.21	0.41	0.92
NOI (page 10)	191,260	207,836	765,342	830,550
Adjusted EBITDA (page 7)	173,897	191,607	683,856	772,933
Cash Adjusted EBITDA (page 7)	170,996	182,425	682,791	734,403
NAREIT FFO (page 8)	99,652	142,139	437,783	572,942
NAREIT FFO per diluted share (page 8)	0.33	0.47	1.47	1.91
Items that impact FFO comparability, net per share (page 8)	(0.06)	(0.00)	(0.13)	(0.01)
Dividends declared per share (page 8)	0.215	0.285	0.500	1.125
Dividend payout ratio (as % of NAREIT FFO) (page 8)	64.0%	59.7%	33.9%	58.5%

	Three Months Ended
Summary Operating and Financial Ratios	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19
NOI margin (page 10)	72.2%	73.5%	73.1%	73.8%	73.4%
Same property NOI performance (page 13) (1)	(6.4)%	(9.3)%	(9.0)%	3.0%	5.1%
Fixed charge coverage, current quarter annualized (page 15)	3.4x	3.2x	3.2x	4.0x	4.1x
Fixed charge coverage, trailing twelve months (page 15)	3.4x	3.6x	3.8x	4.0x	4.1x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 15) (2)	6.9x	7.4x	7.9x	6.6x	6.3x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 15) (2)	7.0x	6.9x	6.8x	6.4x	6.3x

Outstanding Classes of Stock	As of 12/31/20	As of 9/30/20	As of 6/30/20	As of 3/31/20	As of 12/31/19
Common shares outstanding (page 15)	296,494	296,482	296,481	296,449	297,857

Summary Portfolio Statistics (3)	As of 12/31/20	As of 9/30/20	As of 6/30/20	As of 3/31/20	As of 12/31/19
Number of properties (page 30)	393	395	398	400	403
Percent billed (page 30)	87.8%	88.0%	88.9%	89.1%	89.3%
Percent leased (page 30)	90.7%	91.2%	92.1%	92.2%	92.4%
ABR PSF (page 30)	$ 14.93	$ 14.86	$ 14.83	$ 14.80	$ 14.74
New lease rent spread (page 34)	21.9%	14.1%	19.4%	23.7%	33.3%
New & renewal lease rent spread (page 34)	8.0%	5.7%	5.9%	10.2%	12.9%
Total - new, renewal & option lease rent spread (page 34)	7.4%	6.1%	6.5%	9.3%	10.9%
Total - new, renewal & option GLA (page 34)	2,213,791	3,155,433	1,841,519	2,347,315	2,681,748

2021 Guidance	Current
NAREIT FFO per diluted share	$1.56 - $1.70
Same property NOI performance	(1.0)% - 3.0%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2020

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	12/31/20	12/31/19
Assets
Real estate
Land	$1,740,263	$1,767,029
Buildings and tenant improvements	7,714,105	7,593,444
Construction in progress	142,745	148,163
Lease intangibles	566,448	614,964
	10,163,561	10,123,600
Accumulated depreciation and amortization	(2,659,448)	(2,481,250)
Real estate, net	7,504,113	7,642,350
Cash and cash equivalents	368,675	19,097
Restricted cash	1,412	2,426
Marketable securities	19,548	18,054
Receivables, net	240,323	234,246
Deferred charges and prepaid expenses, net	139,260	143,973
Real estate assets held for sale	18,014	22,171
Other assets	50,802	60,179
Total assets	$8,342,147	$8,142,496

Liabilities
Debt obligations, net	$5,167,330	$4,861,185
Accounts payable, accrued expenses and other liabilities	494,116	537,454
Total liabilities	5,661,446	5,398,639

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,621,403 and 305,334,144 shares issued and 296,494,411 and 297,857,267
shares outstanding	2,965	2,979
Additional paid-in capital	3,213,990	3,230,625
Accumulated other comprehensive loss	(28,058)	(9,543)
Distributions in excess of net income	(508,196)	(480,204)
Total equity	2,680,701	2,743,857
Total liabilities and equity	$8,342,147	$8,142,496

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/20	12/31/19	12/31/20	12/31/19
Revenues
Rental income	$269,308	$292,955	$1,050,943	$1,166,379
Other revenues	102	194	2,323	1,879
Total revenues	269,410	293,149	1,053,266	1,168,258

Operating expenses
Operating costs	31,392	34,738	111,678	124,876
Real estate taxes	42,147	40,785	168,943	170,988
Depreciation and amortization	84,249	82,606	335,583	332,431
Impairment of real estate assets	3,245	6,934	19,551	24,402
General and administrative	23,499	27,141	98,280	102,309
Total operating expenses	184,532	192,204	734,035	755,006

Other income (expense)
Dividends and interest	147	124	482	699
Interest expense	(51,791)	(46,936)	(199,988)	(189,775)
Gain on sale of real estate assets	11,281	8,501	34,499	54,767
Loss on extinguishment of debt, net	(17,611)	—	(28,052)	(1,620)
Other	(2,500)	(575)	(4,999)	(2,550)
Total other expense	(60,474)	(38,886)	(198,058)	(138,479)

Net income	$24,404	$62,059	$121,173	$274,773

Net income per common share:
Basic	$0.08	$0.21	$0.41	$0.92
Diluted	$0.08	$0.21	$0.41	$0.92
Weighted average shares:
Basic	296,661	298,062	296,972	298,229
Diluted	297,623	299,367	297,899	299,334

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/20	12/31/19	12/31/20	12/31/19

Net income	$24,404	$62,059	$121,173	$274,773
Interest expense	51,791	46,936	199,988	189,775
Federal and state taxes	2,249	629	4,396	2,471
Depreciation and amortization	84,249	82,606	335,583	332,431
EBITDA	162,693	192,230	661,140	799,450
Gain on sale of real estate assets	(11,281)	(8,501)	(34,499)	(54,767)
Impairment of real estate assets	3,245	6,934	19,551	24,402
EBITDAre	$154,657	$190,663	$646,192	$769,085

EBITDAre	$154,657	$190,663	$646,192	$769,085
Loss on extinguishment of debt, net	17,611	—	28,052	1,620
Litigation and other non-routine legal expenses	1,582	848	8,977	2,005
Transaction expenses	47	96	635	223
Total adjustments	19,240	944	37,664	3,848
Adjusted EBITDA	$173,897	$191,607	$683,856	$772,933

Adjusted EBITDA	$173,897	$191,607	$683,856	$772,933
Straight-line rental income, net (1)	325	(5,376)	11,858	(23,427)
Accretion of above- and below-market leases and tenant inducements, net	(3,272)	(3,839)	(13,074)	(15,230)
Straight-line ground rent expense (2)	46	33	151	127
Total adjustments	(2,901)	(9,182)	(1,065)	(38,530)
Cash Adjusted EBITDA	$170,996	$182,425	$682,791	$734,403

(1) Includes straight-line rental income reversals of $4.0 million and $34.7 million for the three and twelve months ended December 31, 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/20	12/31/19	12/31/20	12/31/19

Net income	$24,404	$62,059	$121,173	$274,773
Depreciation and amortization related to real estate	83,284	81,647	331,558	328,534
Gain on sale of real estate assets	(11,281)	(8,501)	(34,499)	(54,767)
Impairment of real estate assets	3,245	6,934	19,551	24,402
NAREIT FFO	$99,652	$142,139	$437,783	$572,942

NAREIT FFO per diluted share	$0.33	$0.47	$1.47	$1.91
Weighted average diluted shares outstanding	297,623	299,367	297,899	299,334

Items that impact FFO comparability
Loss on extinguishment of debt, net	$(17,611)	$—	$(28,052)	$(1,620)
Litigation and other non-routine legal expenses	(1,582)	(848)	(8,977)	(2,005)
Transaction expenses	(47)	(96)	(635)	(223)
Total items that impact FFO comparability	$(19,240)	$(944)	$(37,664)	$(3,848)
Items that impact FFO comparability, net per share	$(0.06)	$(0.00)	$(0.13)	$(0.01)

Additional Disclosures
Straight-line rental income, net (1)	$(325)	$5,376	$(11,858)	$23,427
Accretion of above- and below-market leases and tenant inducements, net	3,272	3,839	13,074	15,230
Straight-line ground rent expense (2)	(46)	(33)	(151)	(127)

Dividends declared per share	$0.215	$0.285	$0.500	$1.125
Dividends declared	$63,746	$84,889	$148,234	$335,119
Dividend payout ratio (as % of NAREIT FFO)	64.0%	59.7%	33.9%	58.5%

(1) Includes straight-line rental income reversals of $4.0 million and $34.7 million for the three and twelve months ended December 31, 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	12/31/20	12/31/19

Receivables, net
Straight-line rent receivable, net	$127,349	$140,205
Tenant receivables, net	107,165	84,389
Other	5,809	9,652
Total receivables, net	$240,323	$234,246

Deferred charges and prepaid expenses, net
Deferred charges, net	$119,033	$124,804
Prepaid expenses, net	20,227	19,169
Total deferred charges and prepaid expenses, net	$139,260	$143,973

Other assets
Right-of-use asset	$34,006	$39,860
Furniture, fixtures and leasehold improvements, net	11,137	12,509
Interest rate swaps	—	3,795
Other	5,659	4,015
Total other assets	$50,802	$60,179

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$236,433	$248,214
Below market leases, net	85,445	105,034
Dividends payable	65,972	87,205
Lease liability	38,599	44,707
Interest rate swaps	28,225	13,449
Real estate liabilities held for sale	—	415
Other	39,442	38,430
Total accounts payable, accrued expenses and other liabilities	$494,116	$537,454

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/20	12/31/19	12/31/20	12/31/19
Net Operating Income Detail
Base rent	$207,075	$213,315	$838,606	$850,706
Expense reimbursements	64,153	66,664	251,240	258,661
Revenues deemed uncollectible	(11,786)	(2,911)	(67,248)	(10,119)
Ancillary and other rental income / Other revenues	4,721	4,806	18,979	19,550
Percentage rents	590	1,452	4,235	7,489
Operating costs	(31,346)	(34,705)	(111,527)	(124,749)
Real estate taxes	(42,147)	(40,785)	(168,943)	(170,988)
Net operating income	$191,260	$207,836	$765,342	$830,550

Operating Ratios
NOI margin (NOI / revenues)	72.2%	73.4%	73.2%	73.7%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.3%	88.3%	89.6%	87.5%

Reconciliation of Net Operating Income to Net Income
Net operating income	$191,260	$207,836	$765,342	$830,550
Lease termination fees	1,710	608	6,238	3,314
Straight-line rental income, net (1)	(325)	5,376	(11,858)	23,427
Accretion of above- and below-market leases and tenant inducements, net	3,272	3,839	13,074	15,230
Straight-line ground rent expense (2)	(46)	(33)	(151)	(127)
Depreciation and amortization	(84,249)	(82,606)	(335,583)	(332,431)
Impairment of real estate assets	(3,245)	(6,934)	(19,551)	(24,402)
General and administrative	(23,499)	(27,141)	(98,280)	(102,309)
Total other expense	(60,474)	(38,886)	(198,058)	(138,479)
Net income	$24,404	$62,059	$121,173	$274,773

Supplemental Statement of Operations Detail
Rental income
Base rent	$207,075	$213,315	$838,606	$850,706
Expense reimbursements	64,153	66,664	251,240	258,661
Revenues deemed uncollectible	(11,786)	(2,911)	(67,248)	(10,119)
Lease termination fees	1,710	608	6,238	3,314
Straight-line rental income, net (1)	(325)	5,376	(11,858)	23,427
Accretion of above- and below-market leases and tenant inducements, net	3,272	3,839	13,074	15,230
Ancillary and other rental income	4,619	4,612	16,656	17,671
Percentage rents	590	1,452	4,235	7,489
Total rental income	$269,308	$292,955	$1,050,943	$1,166,379

Other revenues	$102	$194	$2,323	$1,879

Interest expense
Mortgage, note and other interest	$45,452	$40,115	$170,838	$147,085
Unsecured credit facility and term loan interest	5,904	6,223	26,922	38,141
Capitalized interest	(898)	(1,079)	(4,231)	(3,480)
Deferred financing cost amortization	1,977	1,764	7,527	7,063
Debt premium and discount amortization, net	(644)	(87)	(1,068)	966
Total interest expense	$51,791	$46,936	$199,988	$189,775

Other
Federal and state taxes	$2,249	$629	$4,396	$2,471
Other	251	(54)	603	79
Total other	$2,500	$575	$4,999	$2,550

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$3,700	$3,986	$14,573	$14,667
Capitalized leasing legal costs (3)	582	—	797	—
Capitalized leasing commission costs	1,619	1,495	5,659	6,027
Equity compensation expense, net	3,144	3,814	10,951	12,661

(1) Includes straight-line rental income reversals of $4.0 million and $34.7 million for the three and twelve months ended December 31, 2020, respectively.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 10

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

	Six Months Ended 9/30/20		Three Months Ended 12/31/20		Nine Months Ended 12/31/20
	Total Portfolio (5)	Percent of Billed Base Rent	Total Portfolio (5)	Percent of Billed Base Rent	Total Portfolio (5)	Percent of Billed Base Rent

Billed base rent (1)	$423,518	100.0%	$209,444	100.0%	$632,962	100.0%
Rent deferrals, net (lease modifications) and rent abatements (2)(3)	(4,834)	(1.1)%	(2,369)	(1.1)%	(7,203)	(1.1)%
Base rent (Page 10)	418,684	98.9%	207,075	98.9%	625,759	98.9%
Out-of-period rent deferrals, net (lease modifications), rent abatements and retro billing adjustments (2)(3)	(1,899)	(0.4)%	1,899	0.9%	—	—%
Base rent adjusted for out-of-period rent deferrals, net (lease modifications), rent abatements and retro billing adjustments	416,785	98.4%	208,974	99.8%	625,759	98.9%
Cash collected from tenants (2)	(353,038)	(83.4)%	(192,282)	(91.8)%	(558,094)	(88.2)%
Out-of-period cash collected from tenants (2)	(12,774)	(3.0)%	—	—%	—	—%
Accrued but uncollected base rent	50,973	12.0%	16,692	8.0%	67,665	10.7%
Rent deferrals, net (not lease modifications) (4)	(27,001)	(6.4)%	(3,257)	(1.6)%	(30,410)	(4.8)%
Out-of-period rent deferrals, net (not lease modifications) (4)	(152)	(0.0)%	—	—%	—	—%
Accrued but uncollected and unaddressed (under negotiation) base rent	$23,820	5.6%	$13,435	6.4%	$37,255	5.9%

Revenues deemed uncollectible - rent deferrals (not lease modifications) before out-of-period adjustments	$(10,099)		$(2,202)		$(15,649)
Out-of-period cash collected on revenues deemed uncollectible	583		—		—
Out-of-period additional reserve	(2,401)		—		—
Out-of-period deferrals on previously reserved amounts	(1,530)		—		—
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	(13,447)		(2,202)		(15,649)

Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent before out-of-period adjustments	(28,778)		(10,739)		$(32,866)
Out-of-period cash collected on revenues deemed uncollectible	4,239		—		—
Out-of-period additional reserve	882		—		—
Out-of-period deferrals on previously reserved amounts	1,530		—		—
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	(22,127)		(10,739)		(32,866)
Revenues deemed uncollectible - base rent	$(35,574)		$(12,941)		$(48,515)

Revenues deemed uncollectible - base rent (cash basis tenants)	$(32,797)		$(12,738)		$(45,535)

(1) Amounts presented represent six months ended September 30, 2020 and three months ended December 31, 2020 base rent billings, respectively.
(2) Amounts are as of December 31, 2020 and do not reflect rent deferral or abatement agreements executed, or cash collected subsequent to, December 31, 2020.
(3) The Company accounts for COVID-19 rent deferrals and abatements that significantly increase the consideration due under the lease as lease modifications in accordance with ASC 842. As a result, rental revenue recognition is reduced by the amount of the deferral or abatement in the period it was granted and straight-line rental income recognition is updated over the remaining lease term. The Company does not account for COVID-19 rent abatements that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition is reduced by the amount of the abatement in the period it was granted and straight-line rental income recognition does not change over the remaining lease term.
(4) The Company does not account for COVID-19 rent deferrals that do not significantly increase the consideration due under the lease as lease modifications. As a result, rental revenue recognition does not change, and Receivables, net increases for the deferred amount.
(5) The Company did not observe significant differences in billed based rent collection percentages between the Same Property pool and the Total Portfolio through December 31, 2020.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 11

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

Supplemental Reserve Information (1)	Six Months Ended 9/30/20		Three Months Ended 12/31/20		Nine Months Ended 12/31/20

Reserves on uncollected base rent
Accrued but uncollected base rent	$50,973		$16,692		$67,665
Revenues deemed uncollectible - base rent	35,574	69.8%	12,941	77.5%	48,515	71.7%

Reserves on uncollected and unaddressed (under negotiation) base rent
Accrued but uncollected and unaddressed (under negotiation) base rent	$23,820		$13,435		$37,255
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	22,127	92.9%	10,739	79.9%	32,866	88.2%

Reserves on deferred base rent
Rent deferrals, net (not lease modifications) adjusted for out-of-period activity	$27,153		$3,257		$30,410
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	13,447	49.5%	2,202	67.6%	15,649	51.5%

(1) Amounts are as of December 31, 2020 and do not reflect rent deferral or abatement agreements executed, or cash collected subsequent to, December 31, 2020.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 12

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/20	12/31/19	Change	12/31/20	12/31/19	Change
Same Property NOI Analysis
Number of properties	388	388	—	384	384	—
Percent billed	88.0%	89.4%	(1.4)%	88.1%	89.7%	(1.6)%
Percent leased	90.8%	92.6%	(1.8)%	91.0%	92.9%	(1.9)%

Revenues
Base rent	$203,955	$206,992		$814,242	$803,851
Expense reimbursements	63,152	64,442		243,599	244,630
Revenues deemed uncollectible	(11,157)	(2,882)		(64,279)	(9,652)
Ancillary and other rental income / Other revenues	4,669	4,662		18,542	18,112
Percentage rents	590	1,409		4,143	7,335
	261,209	274,623	(4.9)%	1,016,247	1,064,276	(4.5)%
Operating expenses
Operating costs	(32,012)	(34,713)		(110,317)	(118,008)
Real estate taxes	(41,367)	(39,281)		(163,019)	(161,116)
	(73,379)	(73,994)	(0.8)%	(273,336)	(279,124)	(2.1)%
Same property NOI	$187,830	$200,629	(6.4)%	$742,911	$785,152	(5.4)%

NOI margin	71.9%	73.1%		73.1%	73.8%
Expense recovery ratio	86.1%	87.1%		89.1%	87.6%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent - excluding COVID-19 rent deferrals (lease modifications) and rent abatements	$(682)	(0.3)%		$17,459	2.2%
Base rent - COVID-19 rent deferrals (lease modifications) and rent abatements	(2,355)	(1.2)%		(7,068)	(0.9)%
Revenues deemed uncollectible	(8,275)	(4.2)%		(54,627)	(7.0)%
Net recoveries	(675)	(0.3)%		4,757	0.6%
Ancillary and other rental income / Other revenues	7	0.0%		430	0.1%
Percentage rents	(819)	(0.4)%		(3,192)	(0.4)%
		(6.4)%			(5.4)%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$187,830	$200,629		$742,911	$785,152
Adjustments:
Non-same property NOI	3,430	7,207		22,431	45,398
Lease termination fees	1,710	608		6,238	3,314
Straight-line rental income, net	(325)	5,376		(11,858)	23,427
Accretion of above- and below-market leases and tenant inducements, net	3,272	3,839		13,074	15,230
Straight-line ground rent expense	(46)	(33)		(151)	(127)
Depreciation and amortization	(84,249)	(82,606)		(335,583)	(332,431)
Impairment of real estate assets	(3,245)	(6,934)		(19,551)	(24,402)
General and administrative	(23,499)	(27,141)		(98,280)	(102,309)
Total other expense	(60,474)	(38,886)		(198,058)	(138,479)
Net income	$24,404	$62,059		$121,173	$274,773

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 13

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/20	12/31/19	12/31/20	12/31/19
Leasing related:
Tenant improvements and tenant inducements	$12,757	$16,159	$48,711	$70,227
External leasing commissions	1,285	2,016	4,581	9,756
	14,042	18,175	53,292	79,983

Maintenance capital expenditures (1)	11,405	21,279	33,994	55,017
Total leasing related and maintenance capital expenditures	$25,447	$39,454	$87,286	$135,000

Value-enhancing:
Anchor space repositionings	$8,176	$13,420	$38,552	$64,957
Outparcel developments	2,260	3,313	12,032	15,513
Redevelopments	22,965	37,724	99,311	137,481
New development	60	566	835	4,696
Other (2)	2,540	18,667	18,377	33,503
Total value-enhancing capital expenditures	$36,001	$73,690	$169,107	$256,150

(1) Excludes costs related to Hurricane Michael recoveries, as they have been reimbursed by the Company's insurance carrier.
(2) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 14

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			12/31/20	12/31/19
Equity Capitalization:
Common shares outstanding			296,494	297,857
Common share price			$16.55	$21.61
Total equity capitalization			$4,906,976	$6,436,690

Debt:
Revolving credit facility			$—	$7,000
Term loans			650,000	650,000
Unsecured notes			4,518,453	4,218,453
Secured mortgage			—	7,000
Total principal debt			5,168,453	4,882,453
Add: Net unamortized premium			31,390	11,289
Less: Deferred financing fees			(32,513)	(32,557)
Total debt			5,167,330	4,861,185
Less: Cash, cash equivalents and restricted cash			(370,087)	(21,523)
Net debt			$4,797,243	$4,839,662

Total market capitalization			$9,704,219	$11,276,352

Liquidity:
Cash and cash equivalents and restricted cash			$370,087	$21,523
Available under revolving credit facility (1)			1,244,768	1,237,280
			$1,614,855	$1,258,803

Ratios:
Principal debt to total market capitalization			53.3%	43.3%
Principal debt to total assets, before depreciation			47.0%	46.0%
Secured principal debt to total assets, before depreciation			—	0.1%
Unencumbered assets to unsecured debt			2.1x	2.2x
Net principal debt to Adjusted EBITDA, current quarter annualized (2)			6.9x	6.3x
Net principal debt to Adjusted EBITDA, trailing twelve months (2)			7.0x	6.4x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			3.4x	4.1x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			3.4x	4.0x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.4x	4.1x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			3.4x	4.0x

			As of	As of
			12/31/20	12/31/19
Percentage of total debt:
Fixed			98.1%	97.8%
Variable			1.9%	2.2%
Unencumbered summary:
Percent of properties			100.0%	99.8%
Percent of ABR			100.0%	99.9%
Percent of NOI			100.0%	99.9%
Weighted average maturity (years):
Fixed			5.5	5.4
Variable			1.1	2.2
Total			5.4	5.4

Credit Ratings & Outlook: (3)

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by five outstanding letters of credit totaling $5.2 million.
(2) Net principal debt is as of the end of each specified period.
(3) As of February 11, 2021.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 15

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Maturities	Weighted Average Stated Interest Rate (1)
	2021		$—	—
	2022		250,000	1.80%
	2023		850,000	2.88%
	2024		800,000	3.73%
	2025		700,000	3.85%
	2026		607,542	4.17%
	2027		400,000	3.90%
	2028		7,708	6.90%
	2029		753,203	4.14%
	2030		800,000	4.05%
	Total Debt Maturities		$5,168,453	3.69%

	Net unamortized premium		31,390
	Deferred financing costs		(32,513)
	Debt obligations, net		$5,167,330

Detailed Maturity Schedule - Debt obligations

	Variable Rate and Fixed Rate Unsecured Notes		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans
Year	Maturities	Weighted Average Stated Interest Rate (1)	Maturities	Weighted Average Stated Interest Rate (1)
2021	$—	—	$—	—
2022	250,000	1.80%	—	—
2023	500,000	3.25%	350,000	2.36%
2024	500,000	3.65%	300,000	3.86%
2025	700,000	3.85%	—	—
2026	607,542	4.17%	—	—
2027	400,000	3.90%	—	—
2028	7,708	6.90%	—	—
2029	753,203	4.14%	—	—
2030	800,000	4.05%	—	—
Total Debt Maturities	$4,518,453	3.78%	$650,000	3.05%

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 16

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate (1)	Date	Total Indebtedness
FIXED RATE DEBT:
Unsecured fixed rate debt
Term Loan Facility - $350,000 (2)		$350,000	2.36%	12/12/23	6.77%
Term Loan Facility - $300,000 (3)		300,000	3.86%	7/26/24	5.81%
TOTAL UNSECURED FIXED RATE DEBT		650,000	3.05%		12.58%

Unsecured Notes
2022 Brixmor OP Notes (4)		150,000	2.16%	2/1/22	2.90%
3.25%, 2023 Brixmor OP Notes		500,000	3.25%	9/15/23	9.68%
3.65%, 2024 Brixmor OP Notes		500,000	3.65%	6/15/24	9.68%
3.85%, 2025 Brixmor OP Notes		700,000	3.85%	2/1/25	13.54%
4.13%, 2026 Brixmor OP Notes		600,000	4.13%	6/15/26	11.61%
7.97%, 2026 Brixmor LLC Notes		694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes		6,100	7.65%	11/2/26	0.12%
7.68%, 2026 Brixmor LLC Notes I		748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes		400,000	3.90%	3/15/27	7.74%
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90%	2/15/28	0.11%
4.13%, 2029 Brixmor OP Notes		750,000	4.13%	5/15/29	14.51%
7.50%, 2029 Brixmor LLC Notes		3,203	7.50%	7/30/29	0.06%
4.05%, 2030 Brixmor OP Notes		800,000	4.05%	7/1/30	15.48%
TOTAL FIXED RATE UNSECURED NOTES		4,418,453	3.84%		85.49%

TOTAL FIXED RATE DEBT		$5,068,453	3.74%		98.07%

UNSECURED VARIABLE RATE DEBT:
2022 Brixmor OP Notes (LIBOR + 105 basis points)		$100,000	1.26%	2/1/22	1.93%
TOTAL UNSECURED VARIABLE RATE DEBT		100,000	1.26%		1.93%

TOTAL VARIABLE RATE DEBT		$100,000	1.26%		1.93%

TOTAL DEBT OBLIGATIONS		$5,168,453	3.69%		100.00%

	Net unamortized premium	31,390
	Deferred financing costs	(32,513)
	DEBT OBLIGATIONS, NET	$5,167,330

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective November 1, 2016, the Term Loan Facility - $350,000 is swapped from one-month LIBOR to a fixed rate of 1.113% (plus a spread of 125 basis points) through July 30, 2021.
(3) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 125 basis points) through July 26, 2024.
(4) Effective November 1, 2016, $150,000 of the 2022 Brixmor OP Notes is swapped from three-month LIBOR to a fixed rate of 1.113% (plus a spread of 105 basis points) through July 30, 2021.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 17

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	12/31/20

I. Aggregate debt test	< 65%	48.2%
Total Debt		5,167,330
Total Assets		10,727,266

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		10,727,266

III. Unencumbered asset ratio	> 150%	207.6%
Total Unencumbered Assets		10,727,266
Unsecured Debt		5,167,330

		Prior Twelve Months		Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.5	x	3.5	x
Consolidated EBITDA		683,856		676,342
Annual Debt Service Charge		194,258		194,380

(1) The Company had no secured debt as of December 31, 2020.
(2) For the OP's 4.050%, 2030 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 17, 2020 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	12/31/20

I. Leverage ratio	< 60%	41.8%
Total Outstanding Indebtedness		5,168,453
Balance Sheet Cash (1)		368,452
Total Asset Value		11,493,481

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		368,452
Total Asset Value		11,493,481

III. Unsecured leverage ratio	< 60%	41.8%
Total Unsecured Indebtedness		5,168,453
Unrestricted Cash (3)		367,040
Unencumbered Asset Value		11,493,481

IV. Fixed charge coverage ratio	> 1.5x	3.8	x
Total Net Operating Income		746,520
Capital Expenditure Reserve		10,328
Fixed Charges		193,901

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash and certain Marketable securities.
(2) The Company had no secured indebtedness as of December 31, 2020.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 29, 2020 filed as Exhibit 10.1 to Form 8-K, filed with the Securities and Exchange Commission on May 1, 2020.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 18

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2020

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2020
Land adjacent to Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	2/26/20	$2,000	1.2 acres	-	-	-
			$2,000	1.2 acres

Three Months Ended September 30, 2020
Land adjacent to College Plaza	New York-Newark-Jersey City, NY-NJ-PA	7/13/20	$1,363	0.4 acres	-	-	-
			$1,363	0.4 acres

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2020		$3,363	1.6 acres

(1) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 20

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2020
Mohawk Acres Plaza	Utica-Rome, NY	2/3/20	$9,450	156,680	81.8%	$22.01	Price Chopper, Family Dollar
Valley View Plaza	Marion, IN	2/7/20	3,200	29,974	79.0%	14.91	Aaron's
Lakes Crossing - Chick-fil-A Outparcel (4)	Muskegon, MI	2/25/20	1,300	4,990	100.0%	17.03	-
Stone Mill Plaza	Lancaster, PA	3/13/20	16,650	106,736	88.5%	13.13	Giant Food (Ahold Delhaize)
Southland Shopping Center - BJ's Wholesale Club (4)	Cleveland-Elyria, OH	3/27/20	11,200	109,309	100.0%	10.49	BJ's Wholesale Club
			$41,800	407,689

Three Months Ended June 30, 2020
Karam Shopping Center	Lafayette, LA	4/13/20	$3,150	100,120	88.4%	$3.57	Super 1 Foods, dd's Discounts (Ross)
Skyway Plaza	Tampa-St. Petersburg-Clearwater, FL	5/15/20	2,800	110,799	44.7%	11.43	Advantage Village Academy, Dollar Tree
			$5,950	210,919

Three Months Ended September 30, 2020
La Vista land parcel	Omaha-Council Bluffs, NE-IA	7/8/20	$2,625	6.9 acres	-	-	-
30th Street Plaza	Canton-Massillon, OH	7/9/20	6,458	145,935	93.6%	$10.81	Giant Eagle
Chamberlain Plaza	New Haven-Milford, CT	7/10/20	2,310	54,302	38.9%	11.54	Dollar Tree
Kenworthy Crossing	El Paso, TX	7/30/20	9,500	74,393	92.6%	10.76	Albertsons
Berkshire Crossing - The Home Depot and Walmart (4)	Pittsfield, MA	9/18/20	16,800	243,861	100.0%	N/A	The Home Depot, Walmart
			$37,693	518,491 / 6.9 acres

Three Months Ended December 31, 2020
The Centre at Navarro - Walgreens (4)	Victoria, TX	10/28/20	$4,500	14,560	100.0%	$20.60	Walgreens
Commerce Central - Walmart Supercenter (4)	Tullahoma-Manchester, TN	11/20/20	11,874	146,401	100.0%	5.60	Walmart Supercenter
Fry Road Crossing	Houston-The Woodlands-Sugar Land, TX	12/14/20	19,450	240,940	99.2%	11.57	Hobby Lobby, Stein Mart
Waterbury Plaza - McDonald's (4)	New Haven-Milford, CT	12/18/20	2,695	4,310	100.0%	26.59	McDonald's
Bryan Square	College Station-Bryan, TX	12/28/20	3,500	59,029	100.0%	7.32	99 Cents Only, Citi Trends, Firestone, Tandem Logistics
			$42,019	465,240

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2020		$127,462	1,602,339 / 6.9 acres

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 21

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2020
1	Marketplace @ 42	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise and expand former Famous Footwear with a 10K SF Dollar Tree
2	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Bob’s Stores with a 31K SF Wren Kitchens
3	Southland Shopping Center	Cleveland-Elyria, OH	Remerchandise former Aspire Fitness with a 29K SF UFC Gym
4	Warminster Towne Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Modell's Sporting Goods with a 17K SF Harbor Freight Tools
5	Northtown Plaza	Houston-The Woodlands-Sugar Land, TX	Remerchandise remaining 23K SF portion of the former Fallas Paredes with a Crazy Boss Big Discount Store
In Process Projects
6	Springdale - Phase III	Mobile, AL	Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus, a 27K SF Crunch fitness and additional retailers
7	Gateway Plaza - Vallejo	Vallejo, CA	Remerchandise former Toys"R"Us with a 45K SF LA Fitness
8	Aurora Plaza	Denver-Aurora-Lakewood, CO	Combine former Gen-X and Techno Rescue for a 48K SF Chuze Fitness
9	North Dover Center	Dover, DE	Remerchandise former Toys"R"Us with a 33K SF Bob's Discount Furniture
10	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 22K SF HomeGoods
11	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg and remerchandise former Binny’s Beverage Depot with additional retailers
12	Market Centre	Elkhart-Goshen, IN	Remerchandise former Sam's Club with a 40K SF Burlington Stores and a 23K SF Ross Dress for Less
13	Lynn Marketplace	Boston-Cambridge-Newton, MA-NH	Remerchandise former Shaw’s with a 23K SF Stop And Compare grocer, a 22K SF junior anchor and a 3K SF small shop space
14	Sun Ray Shopping Center	Minneapolis-St. Paul-Bloomington, MN-WI	Combine several small shop spaces for a 19K SF BioLife Plasma Services
15	Willow Springs Plaza	Manchester-Nashua, NH	Remerchandise former JCPenney with a 27K SF Patel Brothers grocer
16	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 43K SF grocer and a 14K SF junior anchor
17	Valley Crossing	Hickory-Lenoir-Morganton, NC	Remerchandise former Fallas with a 17K SF American Freight Furniture
18	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate an additional junior anchor
19	Dickson City Crossings	Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods with a 41K SF Burlington Stores and an additional junior anchor
20	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space
21	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Randalls with a 57K SF Star Cinema Grill

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	21	$82,350	$39,600	9% - 14%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 22

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During The Three Months Ended December 31, 2020
1	Maplewood	Houston-The Woodlands-Sugar Land, TX	Relocate and expand Burke’s Outlet to 21K SF, combining underutilized small shop space

Projects Stabilized During The Nine Months Ended September 30, 2020
2	Briggsmore Plaza	Modesto, CA	Remerchandise former Fallas with a 19K SF dd's Discounts (Ross Dress for Less)
3	East Port Plaza	Port St. Lucie, FL	Remerchandise remaining 51K SF portion of the former Kmart with an Urban Air Adventure Park
4	Southfield Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Relocate 2K SF H&R block within center to accommodate combining former Payless ShoeSource, Rent-A-Center and additional small shop space for an 18K SF Planet Fitness
5	Westridge Court - Project I	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Shoe Carnival and adjacent small shop space with an 18K SF Cost Plus World Market and remerchandise former 2nd and Charles space with a 29K SF Bed Bath & Beyond
6	Cayuga Mall	Ithaca, NY	Remerchandise former T.J.Maxx with a 20K SF Planet Fitness and a 10K SF Dollar Tree and renovation of existing Big Lots in conjunction with store remodel
7	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness and an 11K SF Dollar Tree
8	Wendover Place	Greensboro-High Point, NC	Remerchandise former Babies"R"Us with a 44K SF Burlington Stores
9	Parkway Plaza	Winston-Salem, NC	Remerchandise former Fallas with a 17K SF Badcock Home Furniture
10	Florence Plaza - Florence Square - Project II	Cincinnati, OH-KY-IN	Remerchandise former hhgregg with a 31K SF Bob’s Discount Furniture and a 27K SF Ross Dress for Less
11	Park Hills Plaza	Altoona, PA	Remerchandise former Toys"R"Us with a 33K SF Burlington Stores
12	Ridgeview Centre	Big Stone Gap, VA	Remerchandise remaining former Kmart space with a 20K SF Marshalls

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	12	$30,400	15%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

Due to COVID-19, there is inherent uncertainty as it relates to the Company's anchor space repositioning projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 23

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2020
1	Capitol Shopping Center	Concord, NH	Construction of a 6K SF 110 Grill	Sep-21	$1,150	$200	9%
2	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union	Sep-21	4,750	550	9%
3	Watson Glen Shopping Center	Nashville-Davidson--Murfreesboro--Franklin, TN	Construction of a 2K SF Chase Bank	Dec-21	100	50	27%
4	Plaza by the Sea	Los Angeles-Long Beach-Anaheim, CA	Construction of a 4K SF multi-tenant outparcel, including a 2K SF Plant Power Fast Food and a 2K SF Handel's Homemade Ice Cream	Mar-22	2,900	150	7%
5	Tri-City Plaza	Boston-Cambridge-Newton, MA-NH	Construction of a 4K SF Aspen Dental	Jun-22	1,650	150	9%

	In Process Projects
6	Westwind Plaza	Minneapolis-St. Paul-Bloomington, MN-WI	Construction of a 4K SF Chase Bank	Mar-21	1,100	1,000	13%
7	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Chipotle	Mar-21	4,450	4,550	8%
8	Tuckernuck Square	Richmond, VA	Construction of a 2K SF Starbucks	Mar-21	1,450	950	8%
9	Arapahoe Crossing	Denver-Aurora-Lakewood, CO	Construction of a 4K SF Bank of America	Jun-21	400	400	49%
10	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Kay Jewelers, a 2K SF Starbucks and a 1K SF Sports Clips	Jun-21	3,900	3,800	9%
11	Hamilton Plaza	Trenton-Princeton, NJ	Construction of a 6K SF multi-tenant outparcel, including a 2K SF Starbucks	Sep-21	2,700	2,400	9%
12	Brentwood Plaza	Cincinnati, OH-KY-IN	Construction of a 2K SF Bank of America	Sep-21	100	100	85%
13	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 9K SF multi-tenant outparcel, including a 3K SF American Family Care and a 3K SF Orangetheory Fitness	Sep-21	4,650	4,150	9%
14	Rose Pavilion	San Francisco-Oakland-Berkeley, CA	Construction of a 2K SF Taco Bell	Dec-21	250	—	25%
15	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Dec-21	3,050	2,650	9%
16	Westgate Plaza	Springfield, MA	Construction of a 20K SF Aldi endcap	Dec-21	1,350	300	9%
17	The Commons at Wolfcreek	Memphis, TN-MS-AR	Relocation of Chick-fil-A to an existing 4K SF outparcel to accommodate construction of a multi-tenant outparcel including a 4K SF Aspen Dental and a 3K SF Sleep Number	Dec-21	2,800	500	21%
18	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Mar-22	2,850	2,700	15%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$39,600	$24,600	11%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)

STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During The Three Months Ended December 31, 2020
1	Southport Centre I - VI	Minneapolis-St. Paul-Bloomington, MN-WI	Demolition of former Bakers Square for construction of a 5K SF Panera	Dec-20		$550	3%
2	Brunswick Town Center	Cleveland-Elyria, OH	Construction of a 5K SF Chick-fil-A	Dec-20		800	12%
3	Island Plaza	Charleston-North Charleston, SC	Construction of a 3K SF Autobell Car Wash	Dec-20		100	129%

	Projects Stabilized During The Twelve Months Ended December 31, 2020
4	Western Village	Cincinnati, OH-KY-IN	Construction of a 4K SF Bank of America	Jun-20		250	43%
5	Hunting Hills	Roanoke, VA	Construction of a 2K SF Valvoline Instant Oil Change	Jun-20		50	147%
6	Delta Center	Lansing-East Lansing, MI	Construction of a 2K SF Chipotle	Mar-20		1,200	8%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$2,950	17%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

Due to COVID-19, there is inherent uncertainty as it relates to the Company's outparcel development projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 24

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2020
1	Tinley Park Plaza (2)	Chicago-Naperville-Elgin, IL-IN-WI	Demolish 80K SF of structurally obsolescent anchor space to accommodate construction of a 38K SF grocer, a 25K SF Burlington Stores and additional retailers; renovate and remerchandise 13K SF of retail space; and shopping center upgrades including façade and parking lot renovations, and new pylon signs, landscaping and irrigation	22	Jun-22	$20,350	$2,350	13%

2	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Modell's Sporting Goods and adjacent retail space with a 38K SF grocer; lease-up of additional small shop space; and shopping center upgrades including façade renovations, landscaping and parking lot reconfiguration	23	Dec-22	10,850	1,000	7%

	In Process Projects
3	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of former Kmart with a 40K SF Big Lots, a 25K SF LIDL and an additional junior anchor; construction of multiple outparcel buildings; and shopping center upgrades including façade renovations, parking reconfiguration, and pylon sign and lighting enhancements	23	Jun-21	15,600	11,100	8%

4	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-21	6,450	5,950	8%

5	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF fitness use tenant and additional retailers; and shopping center upgrades including façade and parking lot renovations	5	Jun-21	9,400	7,450	9%

6	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of former Kmart with a 40K SF Chuze Fitness, a 25K SF Burlington Stores, and additional retailers; and shopping center upgrades including façade renovations and new pylon signage	9	Sep-21	16,800	14,900	8%

7	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 22K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking lot reconfiguration and common area enhancements	6	Sep-21	6,850	6,350	9%

8	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Corrado’s Market and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	31	Sep-21	12,550	4,350	10%

9	Western Hills Plaza	Cincinnati, OH-KY-IN	Demolish former Sears to accommodate construction of a 15K SF Old Navy, an 11K SF Ulta, a 4K SF Spectrum and additional retailers; construction of a multi-tenant outparcel building; and shopping center upgrades including façade renovations, new pylon signage, landscaping and parking enhancements	33	Sep-21	14,200	10,150	11%

10	Freedom Square	Naples-Marco Island, FL	Remerchandise former Kmart with a 35K SF Burlington Stores, a 30K SF HomeGoods, a 20K SF Planet Fitness and additional small shop space; shopping center upgrades including façade renovations and landscaping	22	Dec-21	11,500	1,650	11%

11	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction, including a 10K SF Ulta; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-21	39,150	34,650	9%

12	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Dec-21	2,400	350	12%

13	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies"R"Us location; backfill of former Golf Galaxy with an entertainment user; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; redevelopment of former Gordmans with junior anchor retailers; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Mar-22	13,150	4,500	9%

14	Venice Village	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 48K SF Publix prototype; right-size small shop GLA by 3K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including LED lighting	18	Mar-22	9,450	850	10%

15	Wynnewood Village - Phase III	Dallas-Fort Worth-Arlington, TX	Relocation and expansion of existing Gambro Healthcare to 14K SF and Mi Doctor to 12K SF; remerchandise existing space with a 15K SF Kid's Empire and a 12K SF Five Below; and shopping center upgrades including façade renovations and parking enhancements	65	Jun-22	7,450	2,800	6%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 25

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

16	Village at Mira Mesa - Phase II	San Diego-Chula Vista-Carlsbad, CA	Raze existing Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Sep-22	12,650	4,100	7%

17	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment and rightsize existing Burlington Stores to 64K SF to accommodate addition of a 75K SF Floor & Décor; remerchandise additional small shop space with new relevant retailers; and shopping center upgrades including façade renovations, parking lot and pylon sign enhancements	13	Sep-22	15,150	1,450	10%

18	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking lot and lighting enhancements	66	Dec-22	7,900	3,550	10%

19	Marco Town Center	Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking lot reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Mar-23	10,400	6,100	10%

20	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 4K SF Hopdoddy Burger Bar; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Jun-23	31,900	18,150	8%

21	Wynnewood Village - Phase IV	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a large-format retail use	65	Dec-23	6,500	1,250	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$280,650	$143,000	9%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 26

REDEVELOPMENT SUMMARY
Dollars in thousands

				Property	Stabilization	Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1,3)	Yield (1,3)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended December 31, 2020
1	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail including a 3K SF Orangetheory Fitness and a 1K SF Duck Donuts; and shopping center upgrades including landscaping, storm water and parking enhancements and LED lighting	2	Dec-20	$12,750	10%

2	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; remerchandise 29K SF of underutilized space with new relevant retailers; and shopping center upgrades including façade renovations, LED lighting, new pylon signage and new landscaping	14	Dec-20	4,950	14%

	Projects Stabilized During The Nine Months Ended September 30, 2020
3	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and rightsize existing Burlington Stores to 54K SF to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise additional small shop space with relevant retailers; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	12	Sep-20	9,650	9%

4	Maple Village - Phase II	Ann Arbor, MI	Construction of a 34K SF LA Fitness and a 4K SF endcap; addition of an 8K SF Five Below, an 8K SF Kirkland’s, a 5K SF Sola Salon and a 5K SF Carter’s; and shopping center upgrades including façade renovations and common area enhancements	31	Sep-20	15,950	8%

5	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze existing 24K SF office building and relocate / terminate existing small shops; ground up construction of a 34K SF LA Fitness	65	Sep-20	15,500	5%

6	Beneva Village Shoppes (4)	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 46K SF Publix prototype and new endcap space next to Publix; right-size small shop GLA by 6K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including smart irrigation and LED lighting	14	Mar-20	10,850	10%

7	Roosevelt Mall (5)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolish 13K SF of retail space to accommodate construction of a 34K SF LA Fitness and combine small shop spaces for an 11K SF Oak Street Health	36	Mar-20	10,150	8%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$79,800	8%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Expected NOI yield includes amounts anticipated to be received as part of an executed tax increment financing (TIF) agreement, which may not materialize until after the expected stabilization date.
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(4) Net project costs exclude $1.6 million of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs exclude $0.4 million of project specific credits (lease termination fees or other ancillary credits).

Due to COVID-19, there is inherent uncertainty as it relates to the Company's redevelopment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 27

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family or hospitality users
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
7	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
11	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center, reconfigure and repurpose underutilized space with office users
12	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
13	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
14	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
15	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Fox Run	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
3	Venetian Isle Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Venice Shopping Center	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
5	Downtown Publix	Port St. Lucie, FL	Densification of site, including outparcel development
6	East Port Plaza	Port St. Lucie, FL	Redevelopment of existing anchor space for new anchor prototype
7	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
8	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel development
9	The Village at Mableton	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers
10	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space, adjacent retail space, densification of site and façade renovation
11	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
12	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with relevant uses, façade renovation and enhancement of common areas
13	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
14	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
15	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer with multiple retailers and potential multiple use redevelopment

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2020.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 28

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2020

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		12/31/20	9/30/20	6/30/20	3/31/20	12/31/19

Number of properties		393	395	398	400	403
GLA		68,852,305	69,391,717	69,942,365	70,142,984	70,630,803
Percent billed		87.8%	88.0%	88.9%	89.1%	89.3%
Percent leased		90.7%	91.2%	92.1%	92.2%	92.4%
TOTAL ≥ 10,000 SF		93.8%	94.4%	95.1%	95.4%	95.2%
TOTAL < 10,000 SF		83.8%	84.3%	85.2%	85.1%	86.2%
ABR		$875,925	$882,718	$892,337	$894,355	$895,964
ABR PSF		$14.93	$14.86	$14.83	$14.80	$14.74

PORTFOLIO BY UNIT SIZE AS OF 12/31/20
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	ABR PSF
≥ 35,000 SF	441	25,410,775	36.9%	93.1%	95.4%	$222,794	$10.40
20,000 - 34,999 SF	513	13,491,801	19.6%	89.9%	93.1%	136,121	10.96
10,000 - 19,999 SF	627	8,611,875	12.5%	86.7%	90.3%	109,477	14.43
5,000 - 9,999 SF	1,148	7,919,141	11.5%	81.4%	84.5%	117,776	18.38
< 5,000 SF	6,348	13,418,713	19.5%	80.4%	83.5%	289,757	26.76
TOTAL	9,077	68,852,305	100.0%	87.8%	90.7%	$875,925	$14.93

TOTAL ≥ 10,000 SF	1,581	47,514,451	69.0%	91.0%	93.8%	$468,392	$11.31
TOTAL < 10,000 SF	7,496	21,337,854	31.0%	80.8%	83.8%	407,533	23.65

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 30

PORTFOLIO COMPOSITION

ESSENTIAL, HYBRID AND OTHER RETAIL / SERVICES

Percent of Portfolio Leased GLA

NATIONAL / REGIONAL AND LOCAL TENANTS (1)

Percent of Portfolio Leased GLA

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA

(1) Franchise locations are categorized as National / Regional.

Percent of Portfolio ABR

Percent of Portfolio ABR

Percent of Portfolio ABR

Definitions

Essential:	Businesses deemed necessary for day-to-day living
Examples: Grocery, pharmacy, general merchandise (discount)
Hybrid:	Businesses deemed necessary for day-to-day living, but operating in a moderated capacity, and businesses deemed necessary for day-to-day living in many, but not all jurisdictions
Examples: Restaurants, medical offices, electronics
Other Retail / Services:	Businesses deemed non-essential for day-to-day living
Examples: Apparel, fitness, entertainment

Definitions

National / Regional:	Multi-state operators or single-state operators with 20 or more locations; state agencies and government offices
Local:	Single-state operators with fewer than 20 locations

•94.3% of 4Q20 billed base rent collected for National / Regional tenants and 86.3% of 4Q20 billed base rent collected for Local tenants as of 2/5/21

•93.8% of 4Q20 billed base rent collected for Anchor tenants and 91.4% of 4Q20 billed base rent collected for Small Shop tenants as of 2/5/21

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 31

MERCHANDISE MIX COMPOSITION
Dollars in thousands

Essential = 34% of ABR	Hybrid = 25% of ABR	Other Retail / Services = 41% of ABR

Essential / Hybrid = 59% of ABR	~70% of shopping centers are grocery-anchored

			As of 2/5/21
Merchandise Mix	ABR	Percent of ABR	Percent of 2Q20 Billed Base Rent Collected	Percent of 3Q20 Billed Base Rent Collected	Percent of 4Q20 Billed Base Rent Collected	Percent of 2Q20, 3Q20 and 4Q20 Billed Base Rent Collected	Percent of January 2021 Billed Base Rent Collected

ESSENTIAL	$294,130	34%	99.0%	99.0%	99.0%	99.0%	98.5%
Grocery / Pharmacy	139,491	16%	99.7%	99.5%	99.4%	99.5%	99.0%
General Merchandise (Discount / Dollar)	33,708	4%	99.0%	99.3%	99.4%	99.3%	98.8%
Financial services	24,913	3%	99.8%	99.5%	99.4%	99.6%	98.9%
Pet	23,779	3%	98.2%	99.2%	99.4%	98.9%	99.1%
Medical (essential)	20,641	2%	98.1%	98.8%	99.3%	98.7%	99.2%
Mail / Shipping and Other services	14,470	2%	91.9%	90.7%	90.0%	90.8%	85.9%
Home improvement	14,308	2%	98.1%	99.7%	99.7%	99.2%	100.0%
Other Essential	13,249	1%	99.6%	100.0%	100.0%	99.9%	100.0%
Auto	9,571	1%	99.9%	99.9%	99.9%	99.9%	99.9%

HYBRID	$219,584	25%	85.7%	89.4%	91.0%	88.7%	89.0%
Restaurants	127,374	14%	80.9%	84.1%	86.0%	83.7%	83.9%
Electronics & Appliance	29,573	3%	96.4%	97.9%	97.2%	97.2%	97.9%
Medical (hybrid)	22,777	3%	92.3%	91.0%	97.8%	93.7%	95.6%
Hobby & Crafts	17,216	2%	83.8%	98.5%	98.5%	93.5%	97.3%
Liquor	8,776	1%	99.8%	99.8%	99.5%	99.7%	96.9%
Other Hybrid Services	7,971	1%	98.5%	98.5%	99.0%	98.6%	97.0%
Other Hybrid Retail	5,897	1%	74.8%	97.4%	93.3%	88.3%	81.8%

OTHER RETAIL / SERVICES	$362,211	41%	73.0%	83.0%	88.5%	81.4%	87.3%
Other Services	60,249	7%	83.1%	88.4%	89.7%	87.0%	86.3%
Off-Price Apparel	58,392	7%	81.0%	72.4%	94.1%	82.5%	97.3%
Fitness / Sports	47,666	5%	41.8%	68.5%	75.7%	62.3%	76.2%
Value Apparel, Shoes, Accessories	44,876	5%	69.0%	90.9%	91.2%	83.5%	88.3%
Home Décor	39,328	4%	81.3%	90.7%	97.6%	89.7%	98.2%
Other Retail	33,620	4%	72.5%	96.2%	98.6%	88.9%	96.9%
General Merchandise (Department, Gift, etc.)	31,849	4%	89.7%	93.7%	95.4%	92.9%	95.0%
Health & Beauty	23,823	3%	85.7%	93.4%	94.0%	91.0%	92.4%
Entertainment	22,408	2%	36.8%	43.2%	40.6%	40.2%	30.3%

TOTAL	$875,925	100%	85.0%	90.0%	92.7%	89.2%	91.5%

	Rent deferrals and abatements		9.4%	4.8%	2.2%	5.5%	1.2%

	Total addressed billed base rent		94.4%	94.8%	94.9%	94.7%	92.7%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 32

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA	Percent of GLA	ABR	Percent of ABR	ABR PSF
1	The TJX Companies, Inc. (2)	87	2,642,160	3.8%	$30,890	3.5%	$11.69
2	The Kroger Co. (3)	49	3,259,371	4.7%	24,487	2.8%	7.51
3	Dollar Tree Stores, Inc. (4)	125	1,455,108	2.1%	16,114	1.8%	11.07
4	Burlington Stores, Inc.	29	1,460,689	2.1%	15,265	1.7%	10.45
5	Publix Super Markets, Inc.	29	1,285,410	1.9%	12,221	1.4%	9.51
6	Ross Stores, Inc (5)	37	996,222	1.4%	12,044	1.4%	12.09
7	L.A Fitness International, LLC	15	618,290	0.9%	11,355	1.3%	18.37
8	Ahold Delhaize (6)	20	1,059,637	1.5%	11,270	1.3%	10.64
9	Albertson's Companies, Inc (7)	14	795,381	1.2%	9,729	1.1%	12.23
10	PetSmart, Inc.	26	587,388	0.9%	8,742	1.0%	14.88

		431	14,159,656	20.5%	152,117	17.3%	10.74

11	Big Lots, Inc.	36	1,180,035	1.7%	8,135	0.9%	6.89
12	PETCO Animal Supplies, Inc. (8)	31	422,440	0.6%	7,584	0.9%	17.95
13	Kohl's Corporation	12	914,585	1.3%	7,253	0.8%	7.93
14	Bed Bath & Beyond, Inc. (9)	26	628,304	0.9%	7,213	0.8%	11.48
15	Best Buy Co., Inc.	13	537,660	0.8%	6,828	0.8%	12.70
16	Ulta Beauty, Inc.	26	295,708	0.4%	6,826	0.8%	23.08
17	Party City Holdco Inc.	33	474,729	0.7%	6,769	0.8%	14.26
18	The Michaels Companies, Inc.	24	541,541	0.8%	6,599	0.8%	12.19
19	Staples, Inc.	24	496,662	0.7%	6,258	0.7%	12.60
20	Office Depot, Inc. (10)	23	502,566	0.7%	5,726	0.7%	11.39

		679	20,153,886	29.1%	221,308	25.3%	10.98

21	Five Below, Inc.	34	296,856	0.4%	5,681	0.6%	19.14
22	DICK's Sporting Goods, Inc. (11)	10	384,141	0.6%	5,199	0.6%	13.53
23	Wal-Mart Stores, Inc. (12)	12	1,387,577	2.0%	5,096	0.6%	3.67
24	CVS Health	15	222,799	0.3%	4,900	0.6%	21.99
25	Hobby Lobby Stores, Inc.	13	723,967	1.1%	4,752	0.5%	6.56
26	JOANN Stores, Inc.	21	415,255	0.6%	4,691	0.5%	11.30
27	Designer Brands Inc. (DSW)	14	268,691	0.4%	4,420	0.5%	16.45
28	JP Morgan Chase & Co.	28	101,550	0.1%	4,178	0.5%	41.14
29	The Home Depot, Inc.	5	428,868	0.6%	4,136	0.5%	9.64
30	Gap, Inc. (13)	13	215,422	0.3%	4,114	0.5%	19.10
31	Harbor Freight Tools	23	404,095	0.6%	4,018	0.5%	9.94
32	H.E. Butt Grocery Company (14)	3	243,867	0.4%	3,952	0.5%	16.21
33	Sally Beauty Holdings, Inc. (15)	91	163,605	0.2%	3,926	0.4%	24.00
34	Southeastern Grocers (16)	11	509,523	0.7%	3,753	0.4%	7.37
35	Barnes & Noble, Inc.	9	203,748	0.3%	3,690	0.4%	18.11
36	AMC Entertainment	4	200,955	0.3%	3,541	0.4%	17.62
37	Wakefern Food Corporation (17)	5	267,832	0.4%	3,522	0.4%	13.15
38	Rainbow Shops	34	252,722	0.4%	3,435	0.4%	13.59
39	Bank of America, NA	24	84,663	0.1%	3,336	0.4%	39.40
40	Regal Entertainment Group (18)	3	156,549	0.2%	3,223	0.4%	20.59

	TOTAL TOP 40 RETAILERS	1,051	27,086,571	39.1%	$304,871	34.9%	$11.26

(1) Includes only locations which are owned or guaranteed by the parent company.		(7) Includes Vons-4, Acme-2, Jewel-Osco-2, Tom Thumb-2, Albertsons-1, Randalls-1, Shop & Save Market-1 and Star Market-1.				(13) Includes Old Navy-11 and Gap Factory-2.
(2) Includes Marshalls-35, T.J. Maxx-35, HomeGoods-15, HomeSense-1 and Sierra Trading Post-1.						(14) Includes H-E-B-2 and Central Market-1.
(3) Includes Kroger-37, King Soopers-4, Harris Teeter-2, Ralphs-2, Dillons-1,		(8) Includes PETCO-30 and Unleashed-1.				(15) Includes Sally Beauty-83, Cosmoprof-7 and Macon Beauty Systems-1.
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		(9) Includes Bed Bath & Beyond-15, Cost Plus World Market-4, Harmon Face Values-4,				(16) Includes Winn-Dixie-6, BI-LO-2, Harveys-2 and Fresco y Más-1.
(4) Includes Dollar Tree-109, Family Dollar-15 and Deal$-1.		buybuy Baby-2, and Christmas Tree Shops (sublease)-1.				(17) Includes ShopRite-3 and PriceRite-2.
(5) Includes Ross Dress for Less-32 and dd's Discounts-5.		(10) Includes Office Depot-12 and OfficeMax-11.				(18) Includes Regal Cinemas-2 and United Artist Theatres-1.
(6) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-4, Stop & Shop-1, Bottom Dollar Food-1,		(11) Includes DICK'S Sporting Goods-6 and Golf Galaxy-4.
Hannaford-1, and Tops Market-1.		(12) Includes Supercenters-8, Discount Stores-2, and Walmart Neighborhood Market-2.
Excludes three leases that are signed but not commenced and subject to non-disclosure agreements with a retailer aggregating 120,456 SF and $2.2 million of ABR. In combination with commenced leases from this retailer, the total GLA and ABR of the retailer is 200,734 SF and $4.1 million, respectively

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 33

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 12/31/20	346	2,213,791	$31,175	$14.08	$4.28	$1.16	5.4	274	1,905,747	$13.76	$12.81	7.4%
Three months ended 9/30/20	418	3,155,433	44,809	14.20	2.55	1.08	5.7	357	2,628,856	13.96	13.16	6.1%
Three months ended 6/30/20	283	1,841,519	24,846	13.49	2.83	1.01	6.0	235	1,534,332	13.35	12.54	6.5%
Three months ended 3/31/20	334	2,347,315	32,357	13.78	4.46	1.24	5.9	285	2,099,579	13.40	12.26	9.3%
TOTAL - TWELVE MONTHS ENDED 12/31/20	1,381	9,558,058	$133,186	$13.93	$3.47	$1.12	5.7	1,151	8,168,514	$13.65	$12.73	7.2%

	NEW & RENEWAL LEASES ONLY
Three months ended 12/31/20	298	1,363,267	$22,466	$16.48	$6.95	$1.88	5.6	226	1,055,223	$16.60	$15.37	8.0%
Three months ended 9/30/20	368	2,152,872	33,432	15.53	3.71	1.58	6.1	307	1,626,295	15.57	14.73	5.7%
Three months ended 6/30/20	241	1,275,855	18,202	14.27	4.09	1.45	6.4	193	968,668	14.29	13.49	5.9%
Three months ended 3/31/20	277	1,410,630	21,783	15.44	7.35	2.06	6.5	228	1,162,894	15.10	13.70	10.2%
TOTAL - TWELVE MONTHS ENDED 12/31/20	1,184	6,202,624	$95,883	$15.46	$5.33	$1.73	6.1	954	4,813,080	$15.42	$14.37	7.3%

NEW LEASES
Three months ended 12/31/20	138	560,349	$9,709	$17.33	$15.79	$4.54	8.0	67	258,887	$18.68	$15.33	21.9%
Three months ended 9/30/20	103	683,517	11,083	16.22	10.05	4.94	9.7	46	178,742	18.60	16.30	14.1%
Three months ended 6/30/20	75	425,561	5,848	13.74	11.04	4.24	8.6	30	181,711	13.98	11.71	19.4%
Three months ended 3/31/20	103	586,654	9,294	15.84	16.48	4.83	9.1	54	338,918	14.95	12.09	23.7%
TOTAL - TWELVE MONTHS ENDED 12/31/20	419	2,256,081	$35,935	$15.93	$13.34	$4.68	8.9	197	958,258	$16.45	$13.68	20.2%

RENEWAL LEASES
Three months ended 12/31/20	160	802,918	$12,757	$15.89	$0.78	$0.02	3.9	159	796,336	$15.92	$15.38	3.5%
Three months ended 9/30/20	265	1,469,355	22,349	15.21	0.76	0.01	4.4	261	1,447,553	15.19	14.54	4.5%
Three months ended 6/30/20	166	850,294	12,354	14.53	0.61	0.06	5.3	163	786,957	14.36	13.90	3.3%
Three months ended 3/31/20	174	823,976	12,489	15.16	0.85	0.08	4.6	174	823,976	15.16	14.37	5.5%
TOTAL - TWELVE MONTHS ENDED 12/31/20	765	3,946,543	$59,949	$15.19	$0.75	$0.04	4.5	757	3,854,822	$15.17	$14.55	4.3%

OPTION LEASES
Three months ended 12/31/20	48	850,524	$8,709	$10.24	$—	$—	4.9	48	850,524	$10.24	$9.64	6.2%
Three months ended 9/30/20	50	1,002,561	11,376	11.35	0.07	—	5.0	50	1,002,561	11.35	10.60	7.1%
Three months ended 6/30/20	42	565,664	6,644	11.75	—	—	5.1	42	565,664	11.75	10.90	7.8%
Three months ended 3/31/20	57	936,685	10,573	11.29	0.11	—	5.0	57	936,685	11.29	10.47	7.8%
TOTAL - TWELVE MONTHS ENDED 12/31/20	197	3,355,434	$37,302	$11.12	$0.05	$—	5.0	197	3,355,434	$11.12	$10.37	7.2%

LEASES BY ANCHOR AND SMALL SHOP		Three Months Ended 12/31/20						Twelve Months Ended 12/31/20
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	15%	63%	43%	$9.57	4.7%		16%	66%	47%	$9.84	6.0%
	New & Renewal Leases Only	10%	47%	31%	10.75	4.2%		11%	54%	36%	10.16	5.3%
New Leases		8%	43%	27%	10.69	38.3%		12%	57%	39%	10.91	20.4%
Renewal Leases		12%	50%	34%	10.78	(2.8)%		10%	53%	34%	9.69	1.6%
Option Leases		46%	89%	74%	8.56	5.3%		48%	89%	76%	9.47	6.4%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	85%	37%	57%	$21.89	9.8%		84%	34%	53%	$22.06	8.5%
	New & Renewal Leases Only	90%	53%	69%	21.63	9.9%		89%	46%	64%	21.78	8.3%
New Leases		92%	57%	73%	22.37	16.9%		88%	43%	61%	22.69	20.2%
Renewal Leases		88%	50%	66%	21.04	7.2%		90%	47%	66%	21.31	5.6%
Option Leases		54%	11%	26%	23.90	9.1%		52%	11%	24%	24.21	9.5%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 34

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	12/31/20	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19
NEW LEASES
Weighted average over lease term:
Base rent	$ 17.02	$ 18.64	$ 17.32	$ 14.70	$ 16.82	$ 17.50
Tenant improvements and allowances	(1.65)	(1.97)	(1.37)	(1.32)	(1.90)	(2.56)
Third party leasing commissions	(0.50)	(0.52)	(0.49)	(0.44)	(0.52)	(0.55)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	14.87	16.15	15.46	12.94	14.39	14.39
Tenant specific landlord work (1)	(0.89)	(0.92)	(0.46)	(0.74)	(1.47)	(1.71)
NET EFFECTIVE RENT	$ 13.98	$ 15.23	$ 15.00	$ 12.20	$ 12.92	$ 12.68
Net effective rent before tenant specific landlord work /
base rent	87%	87%	89%	88%	86%	82%
Net effective rent / base rent	82%	82%	87%	83%	77%	72%
Weighted average term (years)	8.9	8.0	9.7	8.6	9.1	9.6

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	38%	22%	55%	27%	39%	39%
< 10,000 SF	62%	78%	45%	73%	61%	61%

LEASES SIGNED BUT NOT YET COMMENCED
As of 12/31/20:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	58	1,559,482	$ 19,169	$ 12.29
< 10,000 SF	243	734,333	18,394	25.05
TOTAL	301	2,293,815	$ 37,563	$ 16.38

(1) Represents base building costs funded through tenant allowances.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 35

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	322	889,505	1.4%	1.5%	$15.15	$15.15	12	183,949	0.4%	0.3%	$8.23	$8.23	310	705,556	3.9%	2.9%	$16.95	$16.95
2021	1,065	5,945,265	9.5%	8.9%	13.16	13.17	109	3,512,056	7.9%	6.4%	8.56	8.57	956	2,433,209	13.6%	11.8%	19.80	19.80
2022	1,129	7,891,881	12.6%	12.4%	13.75	13.83	185	5,387,727	12.1%	11.3%	9.80	9.81	944	2,504,154	14.0%	13.7%	22.26	22.48
2023	1,080	7,081,928	11.4%	11.6%	14.34	14.55	175	4,751,792	10.7%	10.3%	10.14	10.16	905	2,330,136	13.0%	13.1%	22.91	23.49
2024	1,045	9,072,153	14.5%	13.2%	12.75	13.03	193	6,739,665	15.1%	13.7%	9.49	9.52	852	2,332,488	13.0%	12.7%	22.17	23.16
2025	855	7,424,592	11.9%	11.5%	13.56	13.89	173	5,389,625	12.1%	11.9%	10.33	10.35	682	2,034,967	11.4%	11.0%	22.11	23.26
2026	549	5,696,459	9.1%	8.8%	13.57	14.45	151	4,447,630	10.0%	10.2%	10.74	11.09	398	1,248,829	7.0%	7.3%	23.66	26.40
2027	370	3,340,244	5.3%	5.7%	15.03	16.63	78	2,325,421	5.2%	5.8%	11.68	12.65	292	1,014,823	5.7%	5.7%	22.72	25.76
2028	310	2,820,147	4.5%	5.1%	15.94	17.58	72	2,023,034	4.5%	5.0%	11.66	12.36	238	797,113	4.5%	5.2%	26.79	30.82
2029	349	3,755,452	6.0%	6.4%	14.79	16.46	100	2,924,324	6.6%	7.2%	11.59	12.60	249	831,128	4.6%	5.3%	26.02	30.07
2030	290	2,996,196	4.8%	5.0%	14.68	16.27	72	2,244,311	5.0%	5.1%	10.63	11.38	218	751,885	4.2%	4.9%	26.76	30.87
2031+	392	5,544,431	9.0%	9.9%	15.48	18.02	141	4,637,528	10.4%	12.8%	12.92	14.76	251	906,903	5.1%	6.4%	28.52	34.70

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	322	889,505	1.4%	1.5%	$15.15	$15.15	12	183,949	0.4%	0.3%	$8.23	$8.23	310	705,556	3.9%	2.9%	$16.95	$16.95
2021	872	3,382,404	5.4%	5.7%	14.75	14.77	53	1,412,902	3.2%	2.6%	8.49	8.50	819	1,969,502	11.0%	9.3%	19.24	19.27
2022	809	2,859,981	4.6%	5.7%	17.40	17.57	52	1,062,690	2.4%	2.2%	9.85	9.89	757	1,797,291	10.0%	9.6%	21.87	22.12
2023	767	2,728,433	4.4%	5.6%	18.07	18.54	54	1,072,402	2.4%	2.4%	10.30	10.42	713	1,656,031	9.3%	9.4%	23.10	23.79
2024	672	2,661,425	4.3%	5.1%	16.83	17.55	44	1,135,381	2.5%	2.5%	10.16	10.23	628	1,526,044	8.5%	8.2%	21.80	23.00
2025	503	2,086,481	3.3%	4.1%	17.14	18.10	37	910,101	2.0%	2.0%	10.41	10.56	466	1,176,380	6.6%	6.5%	22.36	23.94
2026	364	1,892,544	3.0%	3.5%	15.97	17.63	34	957,071	2.1%	1.9%	9.33	9.99	330	935,473	5.2%	5.2%	22.77	25.44
2027	340	2,028,482	3.2%	3.8%	16.28	18.16	52	1,132,497	2.5%	2.6%	10.67	11.74	288	895,985	5.0%	5.1%	23.36	26.28
2028	296	1,580,001	2.5%	3.3%	18.07	20.34	34	779,787	1.8%	2.0%	11.76	12.66	262	800,214	4.5%	4.8%	24.22	27.83
2029	292	1,483,187	2.4%	3.0%	17.96	20.43	35	700,627	1.6%	1.8%	11.81	13.00	257	782,560	4.4%	4.5%	23.46	27.08
2030	267	1,772,343	2.8%	3.0%	14.99	17.04	42	1,046,476	2.3%	2.2%	10.00	10.97	225	725,867	4.1%	4.0%	22.19	25.78
2031+	2,252	39,093,467	62.7%	55.7%	12.48	16.09	1,012	34,173,179	76.8%	77.5%	10.63	13.55	1,240	4,920,288	27.5%	30.5%	25.30	33.74

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 12/31/20				74.8%	78.3%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 36

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2019 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	26	3,187,820	87.2%	93.2%	$63,729	$21.63	6.6%	4.6%	7.3%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,706,223	96.1%	98.1%	35,130	23.06	2.5%	2.5%	4.0%
3	Chicago-Naperville-Elgin, IL-IN-WI	14	3,509,596	79.3%	81.6%	38,984	14.30	3.6%	5.1%	4.5%
4	Dallas-Fort Worth-Arlington, TX	12	2,515,979	86.5%	88.4%	40,069	18.24	3.1%	3.7%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	29	3,823,099	90.0%	94.4%	45,285	12.96	7.4%	5.6%	5.2%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	456,255	62.2%	68.5%	4,662	15.31	0.8%	0.7%	0.5%
7	Miami-Fort Lauderdale-Pompano Beach, FL	9	1,462,358	78.6%	84.7%	19,490	15.89	2.3%	2.1%	2.2%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,208,758	86.2%	89.6%	61,666	18.91	5.9%	6.1%	7.0%
9	Atlanta-Sandy Springs-Alpharetta, GA	22	3,326,176	87.7%	88.8%	34,325	12.02	5.6%	4.8%	3.9%
10	Phoenix-Mesa-Chandler, AZ	0	—	—	—	—	—	—	—	—
	Top 10 Largest US MSAs by Population	148	24,196,264	86.0%	89.3%	343,340	16.72	37.8%	35.2%	39.2%

11	Boston-Cambridge-Newton, MA-NH	6	713,772	79.7%	89.3%	8,499	13.40	1.5%	1.0%	1.0%
12	San Francisco-Oakland-Berkeley, CA	2	506,994	98.9%	99.0%	11,676	28.77	0.5%	0.7%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	505,679	84.4%	87.4%	8,367	22.01	1.0%	0.7%	1.0%
14	Detroit-Warren-Dearborn, MI	8	1,431,286	89.7%	90.7%	15,281	12.84	2.0%	2.1%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,197,314	86.4%	89.8%	14,064	14.33	2.0%	1.7%	1.6%
17	San Diego-Chula Vista-Carlsbad, CA	3	660,209	94.7%	95.8%	14,407	23.26	0.8%	1.0%	1.6%
18	Tampa-St. Petersburg-Clearwater, FL	11	1,790,291	85.9%	87.4%	24,002	16.02	2.8%	2.6%	2.7%
19	Denver-Aurora-Lakewood, CO	6	1,316,626	94.5%	97.5%	17,027	14.23	1.5%	1.9%	1.9%
20	St. Louis, MO-IL	2	209,036	94.0%	95.5%	2,080	10.59	0.5%	0.3%	0.2%
	Top 20 Largest US MSAs by Population	198	32,527,471	86.8%	89.9%	458,743	16.60	50.4%	47.2%	52.2%

21	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
22	Charlotte-Concord-Gastonia, NC-SC	6	1,770,319	92.6%	92.8%	16,510	10.96	1.5%	2.6%	1.9%
23	Orlando-Kissimmee-Sanford, FL	5	803,879	85.9%	88.0%	16,019	22.85	1.3%	1.2%	1.8%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Sacramento-Roseville-Folsom, CA	1	105,931	53.2%	53.2%	1,327	23.55	0.3%	0.2%	0.2%
27	Pittsburgh, PA	1	202,349	98.4%	100.0%	2,113	11.77	0.3%	0.3%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Austin-Round Rock-Georgetown, TX	1	169,405	97.7%	97.7%	2,131	12.87	0.3%	0.2%	0.2%
30	Cincinnati, OH-KY-IN	7	1,853,536	90.7%	93.5%	22,704	16.84	1.8%	2.7%	2.6%
31	Kansas City, MO-KS	4	608,649	92.5%	94.6%	4,778	8.43	1.0%	0.9%	0.5%
32	Columbus, OH	3	435,069	86.8%	91.2%	4,024	10.83	0.8%	0.6%	0.5%
33	Indianapolis-Carmel-Anderson, IN	2	726,319	83.9%	86.4%	7,027	11.37	0.5%	1.1%	0.8%
34	Cleveland-Elyria, OH	3	795,777	80.7%	84.2%	8,650	13.01	0.8%	1.2%	1.0%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 37

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2019 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	97.6%	97.8%	9,287	11.94	1.0%	1.2%	1.1%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	97.7%	97.7%	2,853	21.46	0.3%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha, WI	4	566,998	86.0%	86.2%	5,632	11.52	1.0%	0.8%	0.6%
40	Jacksonville, FL	3	685,315	90.2%	90.2%	6,558	11.04	0.8%	1.0%	0.7%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Raleigh-Cary, NC	2	291,026	96.6%	99.5%	3,844	13.38	0.5%	0.4%	0.4%
43	Memphis, TN-MS-AR	1	652,349	91.7%	93.3%	9,470	16.01	0.3%	0.9%	1.1%
44	Richmond, VA	2	228,668	95.5%	96.9%	3,471	15.66	0.5%	0.3%	0.4%
45	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
46	Louisville/Jefferson County, KY-IN	4	700,232	93.3%	93.3%	7,102	11.17	1.0%	1.0%	0.8%
47	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
48	Hartford-East Hartford-Middletown, CT	3	584,429	83.8%	84.1%	8,532	17.35	0.8%	0.8%	1.0%
49	Buffalo-Cheektowaga, NY	0	—	—	—	—	—	—	—	—
50	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	255	44,655,362	87.6%	90.3%	600,775	15.80	64.9%	64.9%	68.6%

	MSAs Ranked 51 - 100 by Population	48	8,334,746	89.9%	91.7%	94,298	13.05	12.2%	12.1%	10.8%

	Other MSAs	90	15,862,197	87.5%	91.3%	180,852	13.49	22.9%	23.0%	20.6%

TOTAL		393	68,852,305	87.8%	90.7%	$875,925	$14.93	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 38

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,187,820	87.2%	93.2%	$63,729	$21.63	6.6%	4.6%	7.3%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,208,758	86.2%	89.6%	61,666	18.91	5.9%	6.1%	7.0%
3	Houston-The Woodlands-Sugar Land, TX	5	29	3,823,099	90.0%	94.4%	45,285	12.96	7.4%	5.6%	5.2%
4	Dallas-Fort Worth-Arlington, TX	4	12	2,515,979	86.5%	88.4%	40,069	18.24	3.1%	3.7%	4.6%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	14	3,509,596	79.3%	81.6%	38,984	14.30	3.6%	5.1%	4.5%
6	Los Angeles-Long Beach-Anaheim, CA	2	10	1,706,223	96.1%	98.1%	35,130	23.06	2.5%	2.5%	4.0%
7	Atlanta-Sandy Springs-Alpharetta, GA	9	22	3,326,176	87.7%	88.8%	34,325	12.02	5.6%	4.8%	3.9%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,790,291	85.9%	87.4%	24,002	16.02	2.8%	2.6%	2.7%
9	Cincinnati, OH-KY-IN	30	7	1,853,536	90.7%	93.5%	22,704	16.84	1.8%	2.7%	2.6%
10	Miami-Fort Lauderdale-Pompano Beach, FL	7	9	1,462,358	78.6%	84.7%	19,490	15.89	2.3%	2.1%	2.2%
	10 Largest MSAs by ABR	—	163	27,383,836	86.7%	89.8%	385,384	16.70	41.6%	39.8%	44.0%

11	Denver-Aurora-Lakewood, CO	19	6	1,316,626	94.5%	97.5%	17,027	14.23	1.5%	1.9%	1.9%
12	Charlotte-Concord-Gastonia, NC-SC	22	6	1,770,319	92.6%	92.8%	16,510	10.96	1.5%	2.6%	1.9%
13	Orlando-Kissimmee-Sanford, FL	23	5	803,879	85.9%	88.0%	16,019	22.85	1.3%	1.2%	1.8%
14	Detroit-Warren-Dearborn, MI	14	8	1,431,286	89.7%	90.7%	15,281	12.84	2.0%	2.1%	1.7%
15	San Diego-Chula Vista-Carlsbad, CA	17	3	660,209	94.7%	95.8%	14,407	23.26	0.8%	1.0%	1.6%
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,197,314	86.4%	89.8%	14,064	14.33	2.0%	1.7%	1.6%
17	Naples-Marco Island, FL	142	4	780,327	79.3%	91.5%	12,896	18.50	1.0%	1.1%	1.5%
18	San Francisco-Oakland-Berkeley, CA	12	2	506,994	98.9%	99.0%	11,676	28.77	0.5%	0.7%	1.3%
19	Ann Arbor, MI	147	3	820,327	84.2%	85.5%	11,417	16.41	0.8%	1.2%	1.3%
20	Vallejo, CA	122	1	519,223	84.9%	95.4%	10,159	20.68	0.3%	0.8%	1.2%
	20 Largest MSAs by ABR	—	209	37,190,340	87.4%	90.5%	524,840	16.63	53.3%	54.1%	59.8%

21	Binghamton, NY	194	4	751,572	92.8%	94.9%	9,914	13.90	1.0%	1.1%	1.1%
22	Allentown-Bethlehem-Easton, PA-NJ	70	3	829,432	88.8%	95.4%	9,505	13.26	0.8%	1.2%	1.1%
23	Memphis, TN-MS-AR	43	1	652,349	91.7%	93.3%	9,470	16.01	0.3%	0.9%	1.1%
24	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	97.6%	97.8%	9,287	11.94	1.0%	1.2%	1.1%
25	Port St. Lucie, FL	113	5	690,935	87.7%	89.5%	9,192	14.97	1.3%	1.0%	1.0%
26	Cleveland-Elyria, OH	34	3	795,777	80.7%	84.2%	8,650	13.01	0.8%	1.2%	1.0%
27	North Port-Sarasota-Bradenton, FL	72	5	737,950	87.5%	89.2%	8,618	13.18	1.3%	1.1%	1.0%
28	Hartford-East Hartford-Middletown, CT	48	3	584,429	83.8%	84.1%	8,532	17.35	0.8%	0.8%	1.0%
29	Boston-Cambridge-Newton, MA-NH	11	6	713,772	79.7%	89.3%	8,499	13.40	1.5%	1.0%	1.0%
30	Riverside-San Bernardino-Ontario, CA	13	4	505,679	84.4%	87.4%	8,367	22.01	1.0%	0.7%	1.0%
31	Louisville/Jefferson County, KY-IN	46	4	700,232	93.3%	93.3%	7,102	11.17	1.0%	1.0%	0.8%
32	Indianapolis-Carmel-Anderson, IN	33	2	726,319	83.9%	86.4%	7,027	11.37	0.5%	1.1%	0.8%
33	Jacksonville, FL	40	3	685,315	90.2%	90.2%	6,558	11.04	0.8%	1.0%	0.7%
34	Norwich-New London, CT	183	2	433,532	92.8%	92.8%	6,420	16.17	0.5%	0.6%	0.7%
35	New Haven-Milford, CT	67	4	487,795	82.8%	85.0%	6,110	14.74	1.0%	0.7%	0.7%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 39

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
36	Milwaukee-Waukesha, WI	39	4	566,998	86.0%	86.2%	5,632	11.52	1.0%	0.8%	0.6%
37	Poughkeepsie-Newburgh-Middletown, NY	86	3	399,379	98.4%	98.4%	5,607	14.49	0.8%	0.6%	0.6%
38	Greensboro-High Point, NC	75	1	406,768	95.7%	96.2%	5,516	14.10	0.3%	0.6%	0.6%
39	Worcester, MA-CT	58	3	515,320	93.2%	93.2%	5,468	13.85	0.8%	0.7%	0.6%
40	Wilmington, NC	167	2	379,107	95.7%	96.0%	5,311	14.74	0.5%	0.6%	0.6%
41	Scranton--Wilkes-Barre, PA	101	2	619,139	89.4%	92.0%	5,284	23.47	0.5%	0.9%	0.6%
42	College Station-Bryan, TX	186	3	432,185	91.6%	93.0%	5,259	15.85	0.8%	0.6%	0.6%
43	Winston-Salem, NC	87	3	437,561	90.0%	91.0%	5,085	13.41	0.8%	0.6%	0.6%
44	Kansas City, MO-KS	31	4	608,649	92.5%	94.6%	4,778	8.43	1.0%	0.9%	0.5%
45	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	456,255	62.2%	68.5%	4,662	15.31	0.8%	0.7%	0.5%
46	Oxnard-Thousand Oaks-Ventura, CA	68	2	316,522	82.0%	86.4%	4,553	17.32	0.5%	0.5%	0.5%
47	Dayton-Kettering, OH	73	2	351,898	96.9%	96.9%	4,524	13.57	0.5%	0.5%	0.5%
48	Boulder, CO	155	1	278,419	94.4%	94.4%	4,390	16.70	0.3%	0.4%	0.5%
49	Mobile, AL	126	1	415,636	82.5%	91.8%	4,213	11.28	0.3%	0.6%	0.5%
50	Fresno, CA	54	1	261,344	99.0%	99.0%	4,129	15.95	0.3%	0.4%	0.5%
	50 Largest MSAs by ABR	—	297	53,727,949	87.8%	90.6%	722,502	15.78	76.1%	78.1%	82.2%

51	Columbus, OH	32	3	435,069	86.8%	91.2%	4,024	10.83	0.8%	0.6%	0.5%
52	Greenville-Anderson, SC	60	2	220,723	98.3%	99.4%	4,003	18.69	0.5%	0.3%	0.5%
53	Panama City, FL	247	2	397,492	96.4%	98.6%	3,955	10.10	0.5%	0.6%	0.5%
54	Charleston-North Charleston, SC	74	2	498,871	83.1%	83.1%	3,900	9.54	0.5%	0.7%	0.4%
55	Manchester-Nashua, NH	131	2	347,947	52.8%	63.1%	3,869	18.55	0.5%	0.5%	0.4%
56	Raleigh-Cary, NC	42	2	291,026	96.6%	99.5%	3,844	13.38	0.5%	0.4%	0.4%
57	Spartanburg, SC	161	1	360,277	72.2%	72.2%	3,620	14.14	0.3%	0.5%	0.4%
58	Bakersfield, CA	62	1	240,068	96.3%	96.3%	3,589	15.81	0.3%	0.3%	0.4%
59	Richmond, VA	44	2	228,668	95.5%	96.9%	3,471	15.66	0.5%	0.3%	0.4%
60	Odessa, TX	262	1	372,534	100.0%	100.0%	3,341	14.19	0.3%	0.5%	0.4%
61	Atlantic City-Hammonton, NJ	187	1	179,199	89.8%	90.6%	3,207	19.74	0.3%	0.3%	0.4%
62	Springfield, MA	84	2	319,668	92.2%	98.4%	3,090	13.26	0.5%	0.5%	0.4%
63	Hilton Head Island-Bluffton, SC	204	2	230,352	78.7%	80.2%	3,011	16.29	0.5%	0.3%	0.3%
64	Pittsfield, MA	331	1	192,944	97.4%	97.4%	2,999	16.35	0.3%	0.3%	0.3%
65	Des Moines-West Des Moines, IA	83	2	512,825	85.8%	87.1%	2,926	6.63	0.5%	0.7%	0.3%
66	Greenville, NC	238	1	233,153	84.9%	84.9%	2,861	14.46	0.3%	0.3%	0.3%
67	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	97.7%	97.7%	2,853	21.46	0.3%	0.2%	0.3%
68	Savannah, GA	139	2	221,381	95.7%	97.8%	2,840	13.11	0.5%	0.3%	0.3%
69	Roanoke, VA	163	2	315,008	98.5%	98.5%	2,734	10.95	0.5%	0.5%	0.3%
70	Bridgeport-Stamford-Norwalk, CT	59	1	161,075	95.3%	97.3%	2,488	15.88	0.3%	0.2%	0.3%
71	Elkhart-Goshen, IN	220	1	211,680	62.4%	92.9%	2,485	12.64	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 40

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
72	Hickory-Lenoir-Morganton, NC	146	2	284,984	93.8%	93.8%	2,446	9.15	0.5%	0.4%	0.3%
73	Altoona, PA	341	1	266,512	86.9%	87.4%	2,398	10.40	0.3%	0.4%	0.3%
74	Duluth, MN-WI	170	1	183,087	96.9%	98.2%	2,387	13.28	0.3%	0.3%	0.3%
75	Dover, DE	237	1	191,974	82.3%	99.3%	2,249	11.79	0.3%	0.3%	0.3%
76	Santa Maria-Santa Barbara, CA	123	1	179,549	100.0%	100.0%	2,241	13.46	0.3%	0.3%	0.3%
77	Concord, NH	281	1	191,887	92.7%	97.4%	2,149	12.37	0.3%	0.3%	0.2%
78	Austin-Round Rock-Georgetown, TX	29	1	169,405	97.7%	97.7%	2,131	12.87	0.3%	0.2%	0.2%
79	Pittsburgh, PA	27	1	202,349	98.4%	100.0%	2,113	11.77	0.3%	0.3%	0.2%
80	Flint, MI	134	1	164,632	97.0%	100.0%	2,111	12.91	0.3%	0.2%	0.2%
81	Fort Wayne, IN	133	2	248,451	74.9%	75.3%	2,095	13.31	0.5%	0.4%	0.2%
82	St. Louis, MO-IL	20	2	209,036	94.0%	95.5%	2,080	10.59	0.5%	0.3%	0.2%
83	Manhattan, KS	321	1	214,898	95.7%	98.2%	2,032	15.58	0.3%	0.3%	0.2%
84	Rutland, VT	539	1	223,314	100.0%	100.0%	1,980	8.99	0.3%	0.3%	0.2%
85	Greeneville, TN	484	1	224,139	96.0%	97.1%	1,974	9.17	0.3%	0.3%	0.2%
86	Syracuse, NY	90	1	128,404	100.0%	100.0%	1,954	15.22	0.3%	0.2%	0.2%
87	Tulsa, OK	55	1	186,851	100.0%	100.0%	1,920	10.28	0.3%	0.3%	0.2%
88	Trenton-Princeton, NJ	148	1	160,969	38.6%	97.5%	1,893	12.06	0.3%	0.2%	0.2%
89	Saginaw, MI	230	1	184,735	97.2%	97.2%	1,865	10.38	0.3%	0.3%	0.2%
90	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	98.4%	98.4%	1,825	11.73	0.3%	0.2%	0.2%
91	California-Lexington Park, MD	356	1	92,335	100.0%	100.0%	1,811	19.61	0.3%	0.1%	0.2%
92	Portland-South Portland, ME	105	1	287,513	87.3%	94.8%	1,800	17.27	0.3%	0.4%	0.2%
93	Toledo, OH	93	1	295,665	83.8%	83.8%	1,776	12.54	0.3%	0.4%	0.2%
94	Columbus, IN	427	1	145,789	95.9%	98.1%	1,762	12.32	0.3%	0.2%	0.2%
95	Ithaca, NY	380	1	204,405	85.5%	85.5%	1,596	9.98	0.3%	0.3%	0.2%
96	Tucson, AZ	53	1	165,350	67.1%	67.1%	1,587	14.30	0.3%	0.2%	0.2%
97	Deltona-Daytona Beach-Ormond Beach, FL	88	1	182,054	97.8%	97.8%	1,567	8.81	0.3%	0.3%	0.2%
98	Durham-Chapel Hill, NC	92	1	97,226	100.0%	100.0%	1,561	16.06	0.3%	0.1%	0.2%
99	London, KY	291	1	165,826	99.0%	99.0%	1,540	9.38	0.3%	0.2%	0.2%
100	Lansing-East Lansing, MI	103	1	188,646	83.4%	83.4%	1,487	9.60	0.3%	0.3%	0.2%
	100 Largest MSAs by ABR	—	363	65,446,312	88.0%	90.9%	847,942	15.21	92.4%	95.1%	96.8%

	Other MSAs	—	30	3,405,993	85.4%	87.8%	27,983	9.59	7.6%	4.9%	3.2%

TOTAL		—	393	68,852,305	87.8%	90.7%	$875,925	$14.93	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 41

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	47	7,819,020	85.4%	88.7%	$105,460	$15.50	12.0%	11.4%	12.0%
2	Texas	49	7,579,507	89.9%	92.8%	98,696	14.80	12.5%	11.0%	11.3%
3	California	27	5,094,057	92.3%	94.9%	96,816	21.63	6.9%	7.4%	11.1%
4	New York	28	3,578,761	90.3%	94.1%	65,561	19.73	7.1%	5.2%	7.5%
5	Pennsylvania	26	4,985,010	87.2%	90.5%	63,366	17.04	6.6%	7.2%	7.2%
6	North Carolina	20	4,243,307	93.1%	93.5%	44,725	11.88	5.1%	6.2%	5.1%
7	New Jersey	16	2,843,142	84.1%	91.9%	42,715	17.45	4.1%	4.1%	4.9%
8	Georgia	30	4,228,329	87.3%	89.7%	42,002	11.37	7.6%	6.1%	4.8%
9	Illinois	15	3,597,442	79.7%	81.9%	39,595	14.11	3.8%	5.2%	4.5%
10	Michigan	16	2,993,755	88.2%	89.3%	34,191	13.37	4.1%	4.3%	3.9%
11	Ohio	15	3,045,070	86.9%	89.8%	33,934	14.48	3.8%	4.4%	3.9%
12	Connecticut	11	1,792,327	86.0%	86.9%	24,620	15.86	2.8%	2.6%	2.8%
13	Tennessee	9	1,891,315	95.0%	96.1%	22,755	12.69	2.3%	2.7%	2.6%
14	Colorado	7	1,595,045	94.5%	97.0%	21,417	14.68	1.8%	2.3%	2.4%
15	Massachusetts	10	1,499,510	87.7%	93.3%	18,061	14.71	2.5%	2.2%	2.1%
16	Kentucky	7	1,683,399	94.6%	95.1%	17,451	12.07	1.8%	2.4%	2.0%
17	Minnesota	9	1,380,401	87.8%	90.9%	16,451	14.16	2.3%	2.0%	1.9%
18	Indiana	7	1,464,266	81.9%	87.8%	14,731	11.81	1.8%	2.1%	1.7%
19	South Carolina	7	1,310,223	81.9%	82.3%	14,534	13.66	1.8%	1.9%	1.7%
20	Virginia	7	1,017,100	89.6%	90.0%	10,988	13.06	1.8%	1.5%	1.3%
21	New Hampshire	5	782,028	74.0%	80.2%	8,013	13.35	1.3%	1.1%	0.9%
22	Maryland	3	415,708	68.6%	75.5%	5,670	18.53	0.7%	0.6%	0.6%
23	Wisconsin	4	566,998	86.0%	86.2%	5,632	11.52	0.9%	0.8%	0.6%
24	Missouri	5	655,984	93.5%	96.0%	5,391	8.74	1.3%	1.0%	0.6%
25	Alabama	1	415,636	82.5%	91.8%	4,213	11.28	0.3%	0.6%	0.5%
26	Kansas	2	376,599	93.4%	94.8%	3,499	12.66	0.4%	0.6%	0.4%
27	Iowa	2	512,825	85.8%	87.1%	2,926	6.63	0.4%	0.7%	0.3%
28	Delaware	1	191,974	82.3%	99.3%	2,249	11.79	0.3%	0.3%	0.3%
29	West Virginia	2	251,500	90.0%	90.0%	2,026	8.95	0.4%	0.4%	0.2%
30	Vermont	1	223,314	100.0%	100.0%	1,980	8.99	0.3%	0.4%	0.2%
31	Oklahoma	1	186,851	100.0%	100.0%	1,920	10.28	0.3%	0.3%	0.2%
32	Maine	1	287,513	87.3%	94.8%	1,800	17.27	0.3%	0.4%	0.2%
33	Arizona	1	165,350	67.1%	67.1%	1,587	14.30	0.3%	0.3%	0.2%
34	Louisiana	1	179,039	71.4%	71.4%	950	7.43	0.3%	0.3%	0.1%

TOTAL		393	68,852,305	87.8%	90.7%	$875,925	$14.93	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	415,636	91.8%	$4,213	$11.28	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	67.1%	1,587	14.30	Sam's Club*	CareMore, Defy-Tucson	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	96.3%	3,589	15.81	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	125,047	69.4%	2,297	28.67	Trader Joe's*	CVS, Harbor Freight Tools	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	94.9%	1,403	21.99	Stater Bros.	-	-
6	Cudahy Plaza (3)	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,146	92.9%	2,571	22.46	-	Big Lots, Burlington Stores, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,931	53.2%	1,327	23.55	Trader Joe's	Cost Plus World Market	-
8	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	97.0%	1,538	16.09	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	94.0%	2,838	24.23	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	261,344	99.0%	4,129	15.95	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,241	13.46	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	96.5%	1,238	14.74	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,189	22.36	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	97.7%	2,184	18.54	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,284	11.26	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	100.0%	2,787	33.96	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	98.5%	8,889	27.45	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	93.8%	6,036	24.87	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	96.8%	5,111	31.08	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,225	25.16	Stater Bros.	-	-
21	Village at Mira Mesa (3)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2021	436,945	96.1%	10,031	24.67	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	98.7%	3,884	23.88	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,156	28.91	Trader Joe's	Big Lots, Petco, Rite Aid	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,541	23.81	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,256	12.35	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	75.5%	2,612	25.65	Stater Bros.	Rite Aid	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,133	21.30	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	103,880	93.1%	2,168	22.43	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2018	519,223	95.4%	10,159	20.69	Costco*	Bed Bath & Beyond, Century Theatres, DSW, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	805	8.45	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	98.6%	7,121	15.28	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Goldfish Swin School, Kohl's, Planet Fitness	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.9%	1,840	11.03	King Soopers (Kroger)	Gen-X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	90.8%	1,707	15.52	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	91.8%	1,059	39.24	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	94.4%	4,390	16.70	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2021	331,128	100.0%	4,495	13.58	-	Barnes & Noble, David's Bridal, Five Below, Golf Galaxy, JOANN, Kids Empire, Overstock Furniture & Mattress, Ross Dress for Less, Tile Shop, Ulta	-
37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,760	91.2%	2,583	26.53	Whole Foods Market	Petco	-

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.9%	2,398	13.12	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	993	14.07	PriceRite (Wakefern)	-	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	75.5%	3,502	14.16	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	98.1%	2,447	16.64	Price Chopper	Dick's Sporting Goods	-
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	95.3%	1,769	17.86	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
43	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	75.6%	1,371	13.65	-	Christmas Tree Shops, Montana Nights Axe Throwing	-
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	97.3%	2,488	15.88	-	LA Fitness, Marshalls	-
45	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	73.5%	1,070	11.60	-	JOANN, Staples, T.J.Maxx	-
46	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	80.8%	1,977	13.68	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	92.6%	4,022	18.77	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	North Dover Center	Dover	DE	Dover, DE	1989	191,974	99.3%	2,249	11.79	-	Bob's Discount Furniture, Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
49	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.1%	3,893	17.82	-	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	-
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	88.2%	6,074	22.88	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	87.8%	3,453	14.90	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness	-
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	86.5%	1,911	24.42	-	Broward County Library, CVS	-
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	97.8%	1,567	8.81	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	-
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,825	11.73	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	98.8%	853	9.90	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,029	86.4%	2,221	8.43	-	American Signature Furniture, Bealls Outlet, David's Bridal, Ollie's Bargain Outlet, Surplus Warehouse	-
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	96.6%	1,818	19.17	-	Dollar Tree, LA Fitness	-
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	137,020	86.8%	2,129	17.90	Walmart Neighborhood Market	Walgreens	-
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	182,314	83.1%	1,682	11.48	Publix	Dollar Tree, Petco, Staples, T.J.Maxx	-
60	Marco Town Center (3)	Marco Island	FL	Naples-Marco Island, FL	2021	109,745	74.1%	1,850	22.74	Publix	-	-
61	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	343,585	68.7%	3,322	14.51	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
62	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1996	206,873	99.1%	4,024	19.62	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
63	Freedom Square (3)	Naples	FL	Naples-Marco Island, FL	2021	211,839	84.6%	2,321	12.96	Publix	Burlington Stores, HomeGoods, Planet Fitness	-
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	3,817	19.24	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2018	256,948	98.0%	4,908	20.59	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	-
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,115	13.74	Publix	Zone Fitness Club	-
67	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	91.2%	999	12.38	Sedano's	Family Dollar	-
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	99.1%	2,491	17.81	-	Burlington Stores, LA Fitness	Target
69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	96.9%	1,081	14.62	Publix	-	-
70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	94.6%	1,137	16.53	Seabra Foods	Office Depot	-
71	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2021	415,615	79.4%	9,492	29.34	-	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill	-
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	841	13.03	Publix	-	-
73	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	165,468	92.8%	2,954	19.78	-	Coastal Care, Walgreens	-
74	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	94.2%	1,275	13.69	Publix	-	-
75	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,680	8.97	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

76	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	214,489	86.3%	2,523	13.63	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
77	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	100.0%	1,288	13.53	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
78	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	97.4%	712	12.85	Winn-Dixie (Southeastern Grocers)	-	-
79	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	88.1%	706	20.34	SuperTarget*	The Zoo Health Club	-
80	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	98.7%	2,637	18.55	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
81	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,121	12.56	Publix	Big Lots, Crunch Fitness, HomeGoods	-
82	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	70.6%	1,338	14.54	Publix	Planet Fitness	-
83	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,051	13.30	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
84	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	92.0%	3,484	14.26	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
85	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	73.7%	1,630	16.23	Publix	CVS, Dollar Tree	-
86	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	99.1%	1,383	9.33	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
87	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	76.8%	1,627	10.47	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
88	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	79.4%	1,586	13.21	Publix	Flooring USA	-
89	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	92.2%	1,264	12.45	Patel Brothers	Dollar Tree, LA Fitness	Walmart
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	96.2%	1,706	19.14	Publix	Rarehues	-
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,207	98.2%	1,409	16.08	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
92	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.9%	2,402	16.82	Publix	Petco, T.J.Maxx, Ulta	-
93	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	90.2%	883	7.39	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
94	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	55.2%	386	6.37	Publix	-	-
95	Venice Village (3)	Venice	FL	North Port-Sarasota-Bradenton, FL	2021	178,542	91.2%	2,591	15.91	Publix	JOANN, Planet Fitness	-
96	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	80.9%	619	6.71	Harveys (Southeastern Grocers)	OK Beauty & Fashions Outlet	-
97	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	88.5%	3,417	18.63	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Studio Movie Grill
98	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	77.0%	4,234	12.66	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
99	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	96.0%	1,343	8.20	-	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	-
100	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	99.1%	543	8.28	Food Depot	Family Dollar	-
101	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	93.8%	1,140	15.38	Publix	-	-
102	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	721	8.66	Kroger	Planet Fitness	-
103	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Alpharetta, GA	2001	171,374	98.1%	2,299	13.67	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
104	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	760	6.96	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
105	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	92.3%	735	11.84	Publix	-	-
106	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	95.1%	1,238	13.72	Kroger	-	-
107	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	632	8.79	-	Family Dollar	-
108	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	97.3%	889	11.74	Publix	-	-
109	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	77.0%	695	19.44	Kroger*	-	-
110	Westgate	Dublin	GA	Dublin, GA	2004	110,738	93.6%	762	7.63	-	Big Lots, Citi Trends, Planet Fitness	The Home Depot
111	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,648	10.62	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
112	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	83.9%	1,319	10.36	Food Depot	Cinemark, Staples	-
113	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,465	11.27	ALDI	Best Buy, Duluth Trading, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
114	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	94.4%	1,317	14.38	Publix	-	-
115	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	89.6%	1,455	15.34	Publix	-	-

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

116	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1959	229,013	56.0%	1,033	8.06	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
117	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	54,976	87.8%	513	10.63	-	Marshalls	-
118	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	95.6%	1,230	11.38	Kroger	-	-
119	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	145,853	93.9%	2,068	15.10	Kroger	-	-
120	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	93.6%	615	9.42	Food Depot	-	-
121	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	88.2%	914	11.10	-	PGA TOUR Superstore	-
122	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	97.3%	1,713	14.68	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
123	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	188,135	94.9%	2,953	16.53	Kroger	-	-
124	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	347,091	95.4%	1,605	4.85	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
125	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	98.4%	1,127	11.29	Kroger	-	-
126	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	91.3%	1,470	6.77	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
127	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	83.2%	1,456	6.49	Price Chopper	Big Lots, Genesis Health Club, Northern Tool + Equipment, Office Depot	-
128	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	96.5%	3,672	19.07	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
129	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	72.3%	1,873	17.08	-	XSport Fitness	Kohl's
130	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	98.2%	2,312	11.98	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
131	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	92.6%	4,433	15.92	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
132	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	93.2%	6,131	12.89	-	AMC Theatres, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
133	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	81.4%	2,325	10.46	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
134	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	62,009	75.7%	1,025	21.84	-	Walgreens	-
135	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	92.6%	611	7.51	Cub Foods (United Natural Foods Inc.)	-	-
136	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	67.3%	1,738	15.06	-	Best Buy, Painted Tree Marketplace, PetSmart	-
137	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	80.4%	1,343	15.65	Sunset Foods	-	-
138	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,407	60.6%	1,755	11.81	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
139	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.9%	1,727	16.41	Jewel-Osco	Planet Fitness	-
140	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,626	65.6%	6,044	13.75	-	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Painted Tree Marketplace, Party City, Star Cinema Grill, Ulta	-
141	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	87.3%	1,823	19.03	-	LA Fitness	-
142	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2021	242,908	89.1%	2,783	12.87	TBA, Walt's Fine Foods	Burlington Stores, Planet Fitness, Tile Shop	-
143	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	93.2%	1,238	10.16	-	Godby Home Furnishings, Just Click For It, Ollie's Bargain Outlet	-
144	Columbus Center	Columbus	IN	Columbus, IN	1964	145,789	98.1%	1,762	12.32	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
145	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	86.4%	1,704	17.02	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
146	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	211,680	92.9%	2,485	12.64	Walmart Supercenter*	Burlington Stores, JOANN, Ross Dress for Less, Staples	-
147	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	58.3%	391	6.83	Kroger	-	-
148	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2021	595,550	84.9%	5,789	11.67	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
149	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,362	10.32	Pay Less (Kroger)	-	-
150	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.3%	1,467	10.04	Hy-Vee	-	-
151	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	98.2%	2,032	15.58	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
152	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,065	8.16	-	At Home, Staples	-

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

153	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,875	95.1%	7,744	15.02	Kroger	Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
154	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	96.4%	1,937	10.15	-	King Pin Lanes, Louisville Athletic Club	-
155	London Marketplace	London	KY	London, KY	1994	165,826	99.0%	1,540	9.38	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
156	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	96.5%	1,931	11.43	Kroger	Petco	-
157	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,971	84.8%	1,429	11.31	Kroger	-	-
158	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	94.3%	1,805	12.05	Kroger Marketplace	-	-
159	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	71.4%	950	7.43	Super 1 Foods	Ollie's Bargain Outlet	-
160	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	131,078	94.0%	1,037	8.41	America's Food Basket	Citi Trends, Crunch Fitness, L&M Bargain	-
161	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	1,908	28.37	-	Golf Galaxy, Staples	Duluth Trading Co.
162	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	98.4%	1,796	13.38	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
163	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	91.7%	2,852	11.36	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
164	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	76.5%	292	14.96	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
165	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	69.3%	1,082	19.99	Stop And Compare	Rainbow Shops	-
166	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.1%	2,477	14.41	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
167	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	192,944	97.4%	2,999	16.35	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
168	Westgate Plaza	Westfield	MA	Springfield, MA	1996	123,673	98.3%	1,294	13.10	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
169	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,324	18.71	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
170	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,811	19.61	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
171	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	90.7%	799	34.51	-	-	-
172	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	297,844	66.6%	3,060	16.06	Giant Food (Ahold Delhaize)	Five Below, JOANN, Planet Fitness	-
173	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	94.8%	1,800	17.27	-	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	-
174	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	90.7%	6,443	17.88	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
175	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	87.2%	4,339	16.92	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	-
176	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	94.4%	970	12.04	Busch’s Fresh Food Market	Ace Hardware	-
177	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	860	10.88	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
178	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,111	12.91	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
179	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	80.7%	647	8.06	D&W Fresh Market (SpartanNash)	-	-
180	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	188,646	83.4%	1,487	9.60	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
181	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	88.4%	1,383	14.95	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
182	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	86.6%	2,699	11.09	Prince Valley Market	Blink Fitness (Equinox), Burlington Stores, Citi Trends, Dollar Tree	-
183	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	90.2%	6,132	19.64	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
184	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	97.2%	1,865	10.38	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
185	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,203	11.83	-	Party City, Planet Fitness	Burlington Stores
186	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	94.0%	941	9.86	Dream Market	O'Reilly Auto Parts, Planet Fitness	-
187	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,107	7.15	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
188	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.8%	1,369	11.09	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

189	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	64.3%	635	8.05	Save-A-Lot	Dollar Tree, Planet Fitness	-
190	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,243	97.2%	2,240	18.55	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
191	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,087	98.2%	2,387	13.28	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
192	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	85.8%	1,972	11.22	Cub Foods (Jerry's Foods)	-	-
193	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,617	97.0%	1,850	21.69	Cub Foods (United Natural Foods Inc.)*	-	-
194	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	91.1%	2,175	11.18	-	Marshalls, Michaels	-
195	Roseville Center (3)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	80,165	95.7%	1,034	19.83	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
196	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	90.9%	1,663	15.41	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	-
197	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	83.7%	2,330	13.13	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness, T.J.Maxx, Valu Thrift Store	-
198	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	92.5%	800	11.83	Festival Foods	Dollar Tree	-
199	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	95.5%	1,614	12.60	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
200	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	94.8%	884	6.20	Price Chopper	Dollar Tree	-
201	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,386	8.57	Price Chopper	Ace Hardware	-
202	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	93.1%	1,041	8.96	Price Chopper	-	-
203	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	466	6.82	Schnucks	-	-
204	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
205	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	89.7%	3,949	15.62	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
206	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	89.6%	1,937	9.37	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
207	Macon Plaza	Franklin	NC	—	2001	92,583	75.6%	495	17.80	BI-LO (Southeastern Grocers)	-	-
208	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,346	99.2%	2,272	12.42	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
209	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	89.8%	3,503	13.74	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Skechers	-
210	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	96.2%	5,516	14.10	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less	Target
211	University Commons	Greenville	NC	Greenville, NC	1996	233,153	84.9%	2,861	14.46	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
212	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	99.4%	1,804	9.48	-	Academy Sports + Outdoors, American Freight Furniture, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
213	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,096	4.37	Walmart Supercenter	Dollar Tree	-
214	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	82.3%	642	8.34	-	Big Lots, Harbor Freight Tools	Rural King
215	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	100.0%	1,561	16.06	-	Person County Health & Human Services	-
216	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	4,109	11.91	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
217	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	98.8%	2,277	6.78	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply Co.	-
218	Anson Station	Wadesboro	NC	Charlotte-Concord-Gastonia, NC-SC	1988	132,353	84.0%	735	6.61	Food Lion (Ahold Delhaize)	Rose's, Tractor Supply Co.	-
219	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	89.6%	1,717	13.74	-	Burlington Stores, PetSmart, Sportsmans Warehouse	Target
220	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	3,594	15.27	Lowes Foods	HomeGoods, T.J.Maxx	-
221	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	98.3%	1,207	14.84	Harris Teeter (Kroger)	-	-
222	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	86.5%	2,979	13.21	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
223	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	899	12.43	-	Golf Galaxy, Mattress Firm, OfficeMax	-
224	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	40.7%	1,469	16.65	-	Bed Bath & Beyond, Boston Interiors	-
225	Capitol Shopping Center	Concord	NH	Concord, NH	2001	191,887	97.4%	2,149	12.37	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

226	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,400	19.94	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
227	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	82.3%	494	6.82	-	JOANN, NH1 MotorPlex	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
228	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,504	96.6%	1,501	10.32	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	-
229	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2021	246,235	80.9%	1,747	8.77	Corrado's Market	At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	-
230	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	95.7%	4,613	23.92	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
231	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
232	Collegetown Shopping Center (3)	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	247,991	88.9%	2,964	13.62	LIDL	Big Lots, LA Fitness, Ross Dress for Less, Staples	-
233	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	160,969	97.5%	1,893	12.06	-	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Rothman Orthopaedic Institue	-
234	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	88.5%	1,499	13.32	Super Stop & Shop (Ahold Delhaize)	-	-
235	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	335,378	98.4%	6,880	20.97	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
236	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	98.2%	3,783	19.81	ShopRite	Petco, Walgreens	-
237	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	87.9%	1,136	31.45	ShopRite	-	-
238	Old Bridge Gateway (3)	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2021	254,707	94.7%	4,260	17.79	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	-
239	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,130	19.62	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
240	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	69.6%	1,229	12.90	ShopRite*	PetSmart, Planet Fitness	-
241	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	90.6%	3,207	19.74	ShopRite	Dollar Tree, Staples	-
242	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	655	18.09	ShopRite	-	-
243	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	96.5%	1,457	17.21	-	Dollar Tree, Jersey Strong	-
244	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	87.8%	2,840	15.55	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-
245	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	96.3%	2,707	31.34	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
246	Erie Canal Centre	DeWitt	NY	Syracuse, NY	2018	128,404	100.0%	1,954	15.22	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
247	Unity Plaza	East Fishkill	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,438	21.32	Acme (Albertsons)	True Value	-
248	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	70.1%	1,406	23.73	BJ's Wholesale*, TBA	-	Kohl's, Walmart
249	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	97.7%	2,115	27.96	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
250	Stewart Plaza (3)	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2021	208,394	96.5%	3,432	17.06	-	Burlington Stores, Dollar Tree, Floor & Décor, K&G Fashion Superstore, Phenix Salon Suites	-
251	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	92.3%	6,076	34.63	H-Mart	Christmas Tree Shops, T.J.Maxx	-
252	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	85.5%	1,596	9.98	-	Big Lots, Dollar Tree, JOANN, Party City, Planet Fitness, True Value	-
253	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,619	22.42	Key Food Marketplace	T.J.Maxx	-
254	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	610	35.88	Trader Joe's	-	-
255	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,497	24.18	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
256	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,848	95.1%	1,329	37.93	North Shore Farms	CVS	-
257	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	95.8%	3,102	14.97	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	-
258	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	97.0%	2,193	11.11	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
259	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	1,976	16.20	ShopRite	Better Lifestyle Club, U.S. Post Office, Walgreens	-
260	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	255,542	83.9%	5,477	25.55	A Matter of Health	Barnes & Noble, Marshalls, Petco	-
261	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,877	88.0%	1,302	37.12	-	Harmon Discount	-
262	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	97.3%	3,233	25.56	-	Dollar Tree, HomeGoods	-

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

263	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,986	20.03	Best Market (LIDL)	CVS, T.J.Maxx	-
264	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	118,589	100.0%	2,942	24.81	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
265	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,243	28.17	-	HomeGoods, Rite Aid	-
266	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	184,714	89.5%	3,051	19.81	ShopRite	Wren Kitchens	Firestone
267	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	1,965	12.28	-	Olum's Furniture & Appliances, Staples, Walgreens	-
268	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	96.7%	2,105	10.51	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
269	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	95.3%	1,426	16.20	-	HomeGoods, Michaels, Old Navy	-
270	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	90.9%	4,418	16.68	Sam's Club*, Walmart Supercenter*	AMC Theatres, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
271	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	714	11.03	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
272	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,649	30.42	H-Mart	-	-
273	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	100.0%	2,123	15.35	Giant Eagle	-	The Home Depot
274	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	223,843	93.0%	2,490	18.48	Kroger	Petco, Planet Fitness, Rainbow Shops	-
275	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	96.5%	1,394	8.77	Kroger	Pet Supplies Plus, Salvation Army	-
276	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,326	79.1%	3,303	16.55	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, T.J.Maxx	-
277	Western Hills Plaza (3)	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	234,784	98.2%	4,329	19.49	-	Michaels, Old Navy, Staples, T.J.Maxx, Ulta	Target
278	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	97.5%	1,202	37.24	Kroger	-	-
279	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	89.5%	1,302	10.04	Kroger	Dollar Tree, Planet Fitness	-
280	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,198	11.55	Kroger	-	-
281	Brandt Pike Place	Dayton	OH	Dayton-Kettering, OH	2008	17,900	100.0%	200	11.17	Kroger*	-	-
282	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	96.7%	4,324	13.71	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
283	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	78.4%	5,354	11.73	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City, UFC Gym	-
284	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,173	16.76	-	Ollie's Bargain Outlet, Sears Outlet	-
285	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,242	26.35	Kroger	Marshalls	-
286	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	98.1%	1,524	11.04	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
287	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	295,665	83.8%	1,776	12.54	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
288	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,920	10.28	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
289	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	90.5%	2,507	19.72	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
290	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	266,512	87.4%	2,398	10.40	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
291	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	100.0%	2,113	11.77	Giant Eagle	Pep Boys, Walmart	-
292	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	97.0%	4,019	13.94	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	-
293	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	89.2%	2,032	8.98	-	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet	-
294	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	69.9%	406	12.61	-	-	-
295	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	84.9%	2,360	19.35	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
296	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,582	17.18	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
297	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,751	69.5%	3,339	20.37	Weis Markets	Marshalls, REI	-
298	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432	100.0%	2,010	27.01	Giant Food (Ahold Delhaize)	-	-
299	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	26.8%	537	19.04	-	-	-
300	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	1997	312,699	84.5%	2,800	18.58	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, The Home Depot, T.J.Maxx	-
301	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.3%	3,614	15.32	-	Kohl's, Marshalls, Regal Cinemas	-

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 50

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

302	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,330	18.05	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	-
303	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.8%	1,038	7.73	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
304	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	93.1%	986	19.44	Weis Markets*	-	-
305	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	213,530	90.9%	6,369	33.81	McCaffrey's	Ulta	-
306	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	100.0%	2,868	26.97	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
307	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405	94.0%	8,264	35.42	-	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	-
308	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	95.4%	1,284	7.62	Redner's Warehouse Market	Big Lots, Staples	-
309	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	90.6%	1,467	10.46	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
310	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	453	10.86	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
311	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	88.1%	3,294	17.30	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
312	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	833	13.14	Giant Food (Ahold Delhaize)	Penn State Health	-
313	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	95.6%	2,979	9.88	Redner's Warehouse Market	Dollar Tree, Gabe's, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
314	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	99.6%	2,484	33.34	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Pet Supplies Plus	-
315	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	165,039	73.6%	2,120	17.45	Kroger	-	-
316	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	100.0%	1,662	19.65	Lowes Foods	-	-
317	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	96.9%	891	14.07	BI-LO (Southeastern Grocers)	-	-
318	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	97.3%	1,669	10.02	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
319	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	75.5%	2,231	9.22	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
320	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	98.9%	2,341	18.06	-	Ross Dress for Less, T.J.Maxx	Target
321	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	72.2%	3,620	14.14	Publix	Marshalls, NCG Cinemas, Petco, Ross Dress for Less	-
322	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	93.9%	587	10.61	Food Lion (Ahold Delhaize)	-	-
323	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	99.7%	2,877	10.99	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
324	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.2%	3,976	12.10	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
325	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	97.1%	1,974	9.17	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
326	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	907	7.60	-	Badcock Home Furniture, Sears Outlet, Urban Air Adventure Park	-
327	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	93.3%	9,470	16.01	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
328	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	87.9%	1,288	12.85	Kroger	Aaron's	-
329	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,146	13.20	Kroger	-	Walgreens
330	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	36,000	94.4%	530	15.59	Walmart Supercenter*	Dollar Tree	-
331	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	169,405	97.7%	2,131	12.87	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
332	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	1,334	15.25	-	24 Hour Fitness	-
333	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	680	9.64	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
334	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	942	7.75	-	Tops Printing	-
335	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,598	91.5%	2,877	18.25	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
336	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,440	27.35	Kroger	CVS	-
337	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,165	13.76	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
338	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	96.0%	571	8.98	-	Family Dollar	-

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 51

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

339	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	86.8%	659	11.01	-	Canales, Family Dollar	-
340	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	485	10.66	-	Big Lots, O'Reilly Auto Parts	-
341	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	86.8%	1,104	12.33	El Rio Grande Latin Market	Family Dollar	-
342	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2021	464,995	95.1%	6,244	14.38	El Rancho, Kroger	Fallas, Five Below, Kids Empire, LA Fitness, Ross Dress for Less	-
343	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	91.9%	999	9.20	Food Town	Burkes Outlet, Walgreens	-
344	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	86.3%	14,800	21.89	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Marshalls, Nordstrom Rack, Old Navy, Ross Dress for Less, T.J.Maxx	-
345	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	69.7%	1,705	14.34	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits	-
346	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	98.2%	3,941	20.33	Tom Thumb (Albertsons)	DSW, Ulta	-
347	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	94.4%	1,179	14.04	Truong Nguyen Grocer	-	-
348	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	97.3%	1,160	12.00	-	Painted Tree Marketplace, Planet Fitness	-
349	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.7%	766	11.01	Kroger	-	-
350	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	998	29.48	Kroger	-	-
351	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	92,904	82.6%	2,024	26.39	-	CVS, Imagination Toys, I W Marks Jewelers, My Salon Suites	-
352	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	90.9%	290	7.49	-	-	-
353	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.2%	656	7.31	Food Town	-	-
354	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	937	13.03	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
355	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	92.7%	1,440	15.73	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
356	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	95.2%	2,172	10.97	El Rancho	Big Lots, Conn's	-
357	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	62,665	90.0%	1,259	22.32	-	24 Hour Fitness	-
358	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2021	111,206	81.8%	898	9.87	La Michoacana Supermarket	Aaron's, Fitness Connection	-
359	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	100.0%	1,466	8.63	-	Big Lots, Hobby Lobby	-
360	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.4%	968	9.82	Foodarama	Burke's Outlet, Kids Empire	-
361	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	96.4%	3,375	14.20	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	-
362	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	354	8.80	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
363	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	89.4%	2,738	13.91	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
364	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	94.1%	2,484	14.03	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	-
365	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	98.2%	1,688	9.71	-	24 Hour Fitness, Floor & Décor	-
366	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	94.5%	3,209	23.44	H-E-B	-	-
367	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	100.0%	1,324	16.03	ALDI	Dollar Tree, Party City, Salon In The Park	-
368	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	96.0%	2,345	9.95	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
369	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	982	7.55	Super 1 Foods	Harbor Freight Tools, PetSense	-
370	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,341	14.19	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
371	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	96.4%	2,056	15.52	Kroger	LA Fitness	-
372	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	94.7%	2,178	12.68	Kroger	Burkes Outlet	-
373	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,325	8.95	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
374	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	79.6%	2,617	24.32	Central Market (H-E-B)	-	-
375	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	84.1%	5,604	24.68	-	Gap Factory Store, Infinite Bounds Gymnastics	-
376	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	85.5%	1,247	12.04	El Rancho	Family Dollar	-
377	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,617	92.6%	2,105	10.23	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 52

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

378	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	97.6%	1,970	20.04	-	Star Cinema	-
379	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	51,542	95.1%	464	15.02	ALDI	Planet Fitness	Walgreens
380	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	68.4%	803	8.83	-	Tractor Supply Co.	-
381	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	140,448	97.2%	2,054	15.05	-	Gold's Gym, Hobby Lobby	Kohl's
382	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	96.6%	1,417	16.63	-	2nd & Charles, Chuck E. Cheese's	-
383	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,235	13.99	Kroger	Hamrick's	-
384	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	97.1%	1,499	9.29	-	Dollar Tree, Kohl's, PetSmart	-
385	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	2,853	21.46	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
386	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	76.9%	1,127	7.71	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
387	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	100.0%	1,980	8.99	Price Chopper	Dollar Tree, T.J.Maxx, Walmart	-
388	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	36.0%	193	11.67	-	-	Walgreens
389	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	219,230	92.2%	3,274	16.21	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
390	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	87.7%	822	9.54	Pick 'n Save (Kroger)	-	-
391	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,545	90.5%	1,343	7.29	-	Hobby Lobby, Kohl's	-
392	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	89.8%	1,244	7.87	Kroger	Big Lots, Dunham's Sports	-
393	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					68,852,305	90.7%	$875,925	$14.93

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended December 31, 2020	Page 53